As filed with the Securities and Exchange Commission on March 8, 2007

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.	☐ POST-EFFECTIVE AMENDMENT NO.

MFS® SERIES TRUST I

(Exact Name of Registrant as Specified in Charter)

500 Boylston, Street, Boston, Massachusetts 02116
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Susan S. Newton, Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116
(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of the registration statement.

Title of Securities Being Registered:  Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of beneficial interest in the series of the Registrant designated MFS Core Growth Fund, a series of MFS Series Trust I.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.  PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM
N-1A (FILE NO. 33-7638).

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON
April 7, 2007 PURSUANT TO RULE 488.

MFS STRATEGIC GROWTH FUND
500 Boylston Street, Boston, Massachusetts 02116-3741
(617) 954-5000

April [16], 2007

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in MFS® Strategic Growth Fund (the “Strategic Growth Fund”). Votes will be cast at a shareholder meeting scheduled for June [7], 2007. While you are, of course, welcome to join us at the Strategic Growth Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is substantially similar to the Strategic Growth Fund, called MFS® Core Growth Fund (the “Core Growth Fund”). The Core Growth Fund has an identical investment objective to that of the Strategic Growth Fund, and also has investment strategies and policies that are substantially similar to those of the Strategic Growth Fund. This reorganization would provide you with the opportunity to participate in a larger combined fund with an identical investment objective and substantially similar strategies and policies, with potentially lower expenses resulting from fixed costs being spread over a larger asset base, and with potentially greater prospects for asset growth over time.

After careful consideration, the Strategic Growth Fund’s Trustees have unanimously determined that a tax-free reorganization of the Strategic Growth Fund into the Core Growth Fund would be in your best interests. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to vote via telephone or over the Internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet, or in person. Your prompt response will help avoid the need for additional mailings at the Strategic Growth Fund’s expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call 1-888-684-2426, Monday through Friday between 9:00 am and 11:00 pm and Saturday between 12:00 pm and 6:00 pm Eastern time. I thank you for your prompt vote on this matter.

Sincerely,

Maria F. Dwyer
President MFS® Family of Funds

MFS STRATEGIC GROWTH FUND

500 Boylston Street, Boston, Massachusetts 02116

(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE [7], 2007

A Special Meeting (the “Meeting”) of Shareholders of MFS Strategic Growth Fund, a series of MFS Series Trust I, a Massachusetts business trust will be held at the offices of the MFS Strategic Growth Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on June [7], 2007, at 2:00 pm Eastern time for the following purposes:

ITEM 1.

To consider and act upon a proposal to approve a Plan of Reorganization (the “Plan”) by MFS Series Trust I, a Massachusetts business trust, on behalf of each of its MFS Strategic Growth Fund(the “Strategic Growth Fund”) and its MFS Core Growth Fund (the “Core Growth Fund”), providing for the transfer of assets to and the assumption of liabilities of the Strategic Growth Fund by the Core Growth Fund in exchange solely for shares of beneficial interest of the Core Growth Fund, the distribution of the Core Growth Fund shares to the shareholders of the Strategic Growth Fund in liquidation of the Strategic Growth Fund, and the termination of the Strategic Growth Fund.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ITEM 1.

Only shareholders of record on April [2], 2007 will be entitled to vote at the Meeting.

By order of the Board of Trustees,
Susan S. Newton
Assistant Secretary and Assistant Clerk

April [16], 2007

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

Prospectus/Proxy Statement

April [16], 2007

Acquisition of the assets and liabilities of

MFS STRATEGIC GROWTH FUND

By and in exchange for shares of

MFS CORE GROWTH FUND

each a series of MFS Series Trust I
500 Boylston Street

Boston, Massachusetts 02116
(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Strategic Growth Fund (the “Strategic Growth Fund”) into MFS Core Growth Fund (the “Core Growth Fund”). If the proposed reorganization is approved, each shareholder of the Strategic Growth Fund will receive a number of full and fractional shares of the corresponding class of shares of the Core Growth Fund equal in value at the date of the exchange to the total value of the shareholder’s Strategic Growth Fund shares. (The Core Growth Fund also offers Class W shares, a separate class of shares, for which there is no corresponding class of Strategic Growth Fund shares; Class W shares of the Core Growth Fund are not involved in the reorganization.) Like the Strategic Growth Fund, the Core Growth Fund is part of the family of funds advised by Massachusetts Financial Services Company (“MFS”), and is a registered open-end management investment company (mutual fund). The Strategic Growth Fund and the Core Growth Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

This document provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”) and some is technical. If there is anything you do not understand, please call the toll-free number, 1-800-225-2606, or your financial intermediary.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Core Growth Fund. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by the Prospectus, dated January 1, 2007, of the Core Growth Fund, as supplemented from time to time (the “Core Growth Fund Prospectus”), as well as the Core Growth Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2006 (the “Core Growth Fund Annual Report”). The Core Growth Fund Prospectus and the Core Growth Fund Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means that they are part of the Prospectus/Proxy Statement for legal purposes. In addition, it is expected that the Core Growth Fund’s Semi-Annual Report to Shareholders for the six-month period ended February 28, 2007 (the “Core Growth Fund Semi-Annual Report”) will be available to Shareholders on or about May 1, 2007.  For a free copy of the Core Growth Fund Semi-Annual Report, please contact us at our toll-free number (1-800-225-2606), write to MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, or visit our website at www.mfs.com.

The following documents have been filed with the SEC, and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)            the Prospectus, dated January 1, 2007, of the Strategic Growth Fund, as supplemented from time to time;

(ii)           the Statement of Additional Information, dated January 1, 2007, of the Strategic Growth Fund, as supplemented from time to time;

(iii)          the Statement of Additional Information, dated January 1, 2007, of the Core Growth Fund, as supplemented from time to time;

(iv)          the Strategic Growth Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2006; and

(v)           a Statement of Additional Information, dated April [2], 2007, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606), or write to MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Proxy materials, registration statements, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the public reference facilities at the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above relating to the Strategic Growth Fund and for the documents listed above relating to the Core Growth Fund are 33-7638 and 811-4777.  The SEC file number for the Statement of Additional Information relating to this Prospectus/Proxy Statement is [33------].

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Synopsis	[—]
Risk Factors	[—]
General	[—]
Proposal Regarding Approval or Disapproval of the Plan of Reorganization and the Related Reorganization Transaction	[—]
Background and Reasons for the Proposed Reorganization	[—]
Information About the Reorganization	[—]
Voting Information	[—]
Miscellaneous	[—]
Form of Plan of Reorganization	[—]

Enclosures
Prospectus of the Core Growth Fund, dated January 1, 2007, as supplemented
Annual Report of the Core Growth Fund, for the fiscal year ended August 31, 2006

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between the Funds.  These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.             What is being proposed?

The Trustees of the Strategic Growth Fund, who are also the Trustees of the Core Growth Fund, are recommending that shareholders of the Strategic Growth Fund approve the reorganization of the Strategic Growth Fund into the Core Growth Fund.  If approved by shareholders, the assets and liabilities of the Strategic Growth Fund will be transferred to the Core Growth Fund. In consideration therefor, the Core Growth Fund will deliver to the Strategic Growth Fund a number of shares of the Core Growth Fund having an aggregate net asset value equal to the value of the assets of the Strategic Growth Fund less the value of liabilities of the Strategic Growth Fund. Immediately following the transfer, the Core Growth Fund shares received by the Strategic Growth Fund will be distributed to the Strategic Growth Fund’s shareholders in proportion to their holdings in the Strategic Growth Fund, and the Strategic Growth Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the “reorganization.”)

2.             What will happen to my shares of the Strategic Growth Fund as a result of the reorganization?

Your shares of the Strategic Growth Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of the Core Growth Fund with an equal total net asset value. The Strategic Growth Fund will then be terminated.

3.             Why is the reorganization being proposed, and what are the benefits of merging the Strategic Growth Fund into the Core Growth Fund?

The reorganization is designed to reduce existing overlap in funds within the same asset class offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund.  The Trustees believe that the reorganization is in the best interest of each Fund’s shareholders, and that the interests of shareholders will not be diluted as a result of the reorganization.  The reorganization would provide you with the opportunity to participate in a larger combined fund with an identical investment objective and substantially similar investment policies and strategies, but with a generally better historical performance record, with potentially lower expenses resulting from fixed costs being spread over a larger asset base, and with potentially greater prospects for asset growth over time. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could promote over time more efficient management and operations on a more cost-effective basis.

It is estimated that if the reorganization is completed, each class of the combined fund will have an expense ratio that is 0.01% lower than the current expense ratio of the corresponding class of the Strategic Growth Fund (taking into account applicable expense waivers agreed to in writing by MFS).  Although past performance is not an indication of future performance, the Core Growth Fund also generally has a better historical performance record than does the Strategic Growth Fund.  It is expected that the reorganization will be a tax-free event for federal income tax purposes, and, accordingly, no gain or loss will be recognized by you or the Strategic Growth Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.             How do the investment objectives, principal investment strategies, policies, and restrictions of the two Funds compare?

The investment objective of the two Funds is identical, in that they both seek capital appreciation. The investment objective of both Funds can be changed by the Trustees without shareholder approval.

The Funds have substantially similar principal investment strategies, policies and restrictions. MFS, the investment adviser to the Funds, normally invests both Funds’ assets primarily in equity securities, with a focus on the stocks of companies that MFS believes to have above-average earnings growth potential as compared to the growth potential of other companies (“growth companies”). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book values, or other financial measures. Both Funds may also invest in foreign securities, derivatives, and companies of any size, although both Funds generally focus on companies with large market capitalizations, and may engage in short sales to a limited extent. When buying and selling securities for investment by each Fund, MFS uses a bottom-up investment approach. Investments for each Fund are selected primarily based on fundamental analysis by MFS of issuers and their potential, as determined by MFS in light of the issuers’ current financial conditions, industry positions, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered. Each Fund is also a diversified investment company.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, (i) “Certain Investment Policies and Risks” in the Core Growth Fund’s Prospectus, (ii) “Certain Investment Policies and Risks” in the Strategic Growth Fund’s Prospectus, and (iii) “Investment Techniques, Practices, Risks and Restrictions,” “Appendix E – Investment Strategies and Risks,” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

Because of the similarities in the Funds’ investment objectives and investment strategies, there is a significant amount of overlap between the portfolios of each Fund. For example, as of November 30, 2006, 70% of the stocks held by the Strategic Growth Fund were also held by the Core Growth Fund. It is anticipated that a portion of the portfolio securities received from the Strategic Growth Fund in the proposed reorganization will subsequently be sold by the Core Growth Fund. Shareholders will indirectly bear brokerage commissions and other transaction costs typically associated with the purchase and sale of securities in connection with such portfolio repositioning, which costs are estimated to range from 0.08% to 0.14% of the combined fund’s average net assets. Actual transaction costs may be higher or lower than this estimated range based on market conditions and portfolio holdings at the time the portfolio is repositioned. These transactions may also generate taxable gains for shareholders (after reduction by any available capital loss carry forwards).

5.             How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place and the Funds’ effective management fee rates, sales charges, and annual operating expenses.

Management Fees. As set forth in the table below, both the contractual and effective management fee rates for the fiscal year ended August 31, 2006 were identical for each Fund.  MFS has agreed in writing to maintain a management fee reduction for each of the Funds until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters (the “NYAG Settlement”), after which date the management fee for the Funds will be determined by agreement between the Board of Trustees and MFS.

Strategic Growth Fund

Contractual Management Fee Rate	Management Fee after Waivers and/or Reductions	Effective Management Fee Rate (for the fiscal year ended August 31, 2006)
0.75% of average daily net assets	0.65% of average daily net assets	0.65% of average daily net assets

Core Growth Fund

Contractual Management Fee Rate	Management Fee after Waivers and/or Reductions	Effective Management Fee Rate (for the fiscal year ended August 31, 2006)
0.75% of average daily net assets	0.65% of average daily net assets	0.65% of average daily net assets

Upon consummation of the reorganization, the Core Growth Fund’s investment advisory agreement will be amended to add breakpoints to the management fee schedule so that the management fee will be 0.75% of average daily net assets up to $1 billion, 0.65% of average daily net assets for the next $1 billion and 0.60% of average daily net assets over $2.5 billion. In addition, as part of the NYAG Settlement, MFS will continue to reduce the management fee on the first $1 billion of assets for the Core Growth Fund from 0.75% to 0.65% until February 28, 2009, after which date the management fee for the first $1 billion of assets of the combined fund will be determined by agreement between the Board of Trustees and MFS. The following table reflects the management fee for the pro forma combined fund if the reorganization is approved:

Pro Forma Combined Fund

Contractual Management Fee Rate	Management Fee after Waivers and/or Reductions and/or Breakpoints	Effective Management Fee Rate (for the fiscal year ended August 31, 2006)
0.75% of average daily net assets up to $1 billion; 0.65% of average daily net assets in excess of $1 billion up to $2.5 billion; and 0.60% of average daily net assets over $2.5 billion	0.65% of average daily net assets up to $2.5 billion; and 0.60% of average daily net assets over $2.5 billion	0.65% of average daily net assets

Sales Charges and Rule 12b-1 Fees.  The sales charges are the same for the corresponding classes of each Fund’s shares; however, no initial sales charge will be charged to Class A shareholders in connection with the proposed reorganization of the Funds.  No other share classes of either Fund carry an initial sales charge.  The contingent deferred sales charge aging schedule for Class A, Class B, and Class C shares held by a shareholder of the Strategic Growth Fund will be carried over to those Class A, Class B, and Class C shares of the Core Growth Fund received by such shareholder in the reorganization.  In addition, the maximum and effective amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940

(the “1940 Act”), are the same for both Funds.  Neither Class I nor Class R5 shares of either Fund are subject to Rule 12b-1 fees.

Other Expenses, Total Annual Fund Operating Expenses and Net Expenses. As shown in greater detail in the tables below, the Core Growth Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses,” and “Net Expenses” for each class of shares were higher than were the Strategic Growth Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses,” and “Net Expenses,” respectively, for the corresponding classes of shares as of each Fund’s most recent fiscal year end.  It is estimated that the “Net Expenses” of each class of shares of the combined fund will be approximately 0.01% higher than are the “Net Expenses” of each corresponding class of shares of the Strategic Growth Fund.  As a result, upon consummation of the reorganization, MFS has agreed in writing to assume and bear the combined fund’s expenses such that “Net Expenses” for each class of the combined fund will be 0.01% lower than the “Net Expenses” for the corresponding class of the Strategic Growth Fund as of its most recent fiscal year end.  This agreement will continue until at least February 28, 2009, and thereafter may be modified only if agreed to by the combined fund’s Board of Trustees.

The following tables summarize the maximum fees and expenses that you may pay when investing in the Funds, expenses that each Fund incurred in the twelve months ended August 31, 2006, and estimates of pro forma expenses of the Core Growth Fund after giving effect to the reorganization (assuming that the reorganization had occurred at the beginning of the year ending August 31, 2006).

	Class A Shares		Class B Shares		Class C Shares		Class I Shares	All R Share Classes
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)

Strategic Growth Fund	5.75%		None		None		None	None

Core Growth Fund	5.75	%(1)	None		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)

Strategic Growth Fund	See Below(2)		4.00	%(3)	1.00	%(4)	None	None

Core Growth Fund	See Below(2)		4.00	%(3)	1.00	%(4)	None	None

(1) No sales charge will be paid on shares of the Core Growth Fund issued in connection with this proposed reorganization.

(2) A contingent deferred sales charge (referred to as a CDSC) of 1.00% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase.

(3) 4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.

(4) 1.00% if redeemed within 12 months of purchase, and eliminated thereafter.

Annual Fund Operating Expenses(1)

(Expenses that are deducted from Fund assets

as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees (2)	Other Expenses (3)(4)	Total Annual Fund Operating Expenses	Fee Reductions (4)(5)	Net Expenses

Strategic Growth Fund
Class A	0.75%	0.35%	0.27%	1.37%	(0.10)%	1.27%
Class B	0.75%	1.00%	0.27%	2.02%	(0.10)%	1.92%
Class C	0.75%	1.00%	0.27%	2.02%	(0.10)%	1.92%
Class I	0.75%	None	0.27%	1.02%	(0.10)%	0.92%
Class R	0.75%	0.50%	0.27%	1.52%	(0.10)%	1.42%
Class R1	0.75%	0.75%	0.72%	2.22%	(0.20)%	2.02%
Class R2	0.75%	0.50%	0.67%	1.92%	(0.25)%	1.67%
Class R3	0.75%	0.50%	0.52%	1.77%	(0.20)%	1.57%
Class R4	0.75%	0.25%	0.42%	1.42%	(0.10)%	1.32%
Class R5	0.75%	None	0.37%	1.12%	(0.10)%	1.02%
Core Growth Fund
Class A	0.75%	0.35%	0.34%	1.44%	(0.10)%	1.34%
Class B	0.75%	1.00%	0.34%	2.09%	(0.10)%	1.99%
Class C	0.75%	1.00%	0.34%	2.09%	(0.10)%	1.99%
Class I	0.75%	None	0.34%	1.09%	(0.10)%	0.99%
Class R	0.75%	0.50%	0.34%	1.59%	(0.10)%	1.49%
Class R1	0.75%	0.75%	0.79%	2.29%	(0.20)%	2.09%
Class R2	0.75%	0.50%	0.74%	1.99%	(0.25)%	1.74%
Class R3	0.75%	0.50%	0.59%	1.84%	(0.20)%	1.64%
Class R4	0.75%	0.25%	0.49%	1.49%	(0.10)%	1.39%
Class R5	0.75%	None	0.44%	1.19%	(0.10)%	1.09%
Core Growth Fund (Pro forma combined)(6)
Class A	0.69%	0.35%	0.28%	1.32%	(0.06)%	1.26%
Class B	0.69%	1.00%	0.28%	1.97%	(0.06)%	1.91%
Class C	0.69%	1.00%	0.28%	1.97%	(0.06)%	1.91%
Class I	0.69%	None	0.28%	0.97%	(0.06)%	0.91%
Class R	0.69%	0.50%	0.28%	1.47%	(0.06)%	1.41%
Class R1	0.69%	0.75%	0.63%	2.07%	(0.06)%	2.01%
Class R2	0.69%	0.50%	0.53%	1.72%	(0.06)%	1.66%
Class R3	0.69%	0.50%	0.43%	1.62%	(0.06)%	1.56%
Class R4	0.69%	0.25%	0.43%	1.37%	(0.06)%	1.31%
Class R5	0.69%	None	0.38%	1.07%	(0.06)%	1.01%

(1) Expenses computed for each Fund as of August 31, 2006, the end of each Fund’s most recent fiscal year.

(2) Each Fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum Rule 12b-1 fees for the Funds’ corresponding share classes are identical and are equal on an annual basis to the following percentages of average daily net assets of the following share classes: 0.25% for Class R4 shares (consisting of a 0.25% service fee); 0.35% for Class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for Class R, Class R2, and Class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for Class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for Class B and Class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). Neither Fund has adopted a Rule 12b-1 plan with respect to its Class I or its Class R5 shares, and neither Fund pays distribution or service fees on its Class I or its Class R5 shares.

(3) Each Fund has an expense offset agreement that reduces that Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Such fee reductions are not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower.

(4) For each Fund’s R share classes only, “Other Expenses” also include an annual retirement plan administration and service fee paid by each Fund from assets attributable to the respective classes to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping, and communication and educational services in amounts equal to: 0.45% for Class R1, 0.40% for Class R2, 0.25% for Class R3, 0.15% for Class R4, and 0.10% for Class R5 shares until at least September 30, 2008. Prior to April 1, 2007, as reflected under “Fee Reductions” for each Fund, MFS had agreed in writing to waive the retirement plan administration and service fee to 0.35% for Class R1 shares, 0.25% for Class R2 shares, and 0.15% for Class R3 shares.  Effective April 1, 2007, the contractual rate for the annual retirement plan administration and service fees paid by the Funds attributable to Class R1, Class R2, and Class R3 shares are:  0.35% for Class R1, 0.25% for Class R2 and 0.15% for Class R3 shares.  Such reductions have been reflected under “Other Expenses” for the pro forma combined fund.

(5) With respect to each Fund, MFS has agreed in writing to waive its management fee to 0.65% annually. Upon consummation of the reorganization, the Core Growth Fund’s investment advisory agreement will be amended to add breakpoints to the management fee schedule so that the management fee will be 0.75% of average daily net assets up to $1 billion, 0.65% of average daily net assets for the next $1 billion, and 0.60% of average daily net assets over $2.5 billion. In addition, as part of the NYAG Settlement, MFS will continue to reduce the management fee on the first $1 billion of assets for the Core Growth Fund from 0.75% to 0.65% until February 28, 2009, after which date the management fee for the first $1 billion of assets of the combined fund will be determined by agreement between the Board of Trustees and MFS. Upon consummation of the reorganization, MFS has also agreed in writing to bear the combined fund’s expenses such that “Net Expenses” of the combined fund will not exceed 1.26% for Class A shares, 1.91% for Class B and Class C shares, 0.91% for Class I shares, 1.41% for Class R shares, 2.01% for Class R1 shares, 1.66% for Class R2 shares, 1.56% for Class R3 shares, 1.31% for Class R4 shares, and 1.01% for Class R5 shares.  This written agreement will continue until at least February 28, 2009, and thereafter may be modified only if agreed to by the combined fund’s Board of Trustees.

(6) Assumes that the reorganization occurred at the beginning of the year ended August 31, 2006.

The above tables are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Core Growth Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown, and that you redeem all of your shares at the end of these periods (unless otherwise indicated below). They also assume a 5% return on your investment each year, and that all dividends and other distributions are reinvested. They also assume that a Fund’s operating expenses remain the same, except that a Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any contractual fee reductions are in effect. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Strategic Growth Fund
Class A	$697	$967	$1,265	$2,111
Class B(1)
Assuming redemption at end of period	$595	$915	$1,271	$2,166
Assuming no redemption	$195	$615	$1,071	$2,166
Class C
Assuming redemption at end of period	$295	$615	$1,071	$2,333
Assuming no redemption	$195	$615	$1,071	$2,333
Class I	$94	$306	$545	$1,231
Class R	$145	$462	$811	$1,797
Class R1	$205	$661	$1,158	$2,527
Class R2	$170	$561	$997	$2,208
Class R3	$160	$523	$927	$2,055
Class R4	$134	$431	$759	$1,686
Class R5	$104	$337	$599	$1,346
Core Growth Fund
Class A	$704	$987	$1,300	$2,185
Class B(1)
Assuming redemption at end of period	$602	$937	$1,307	$2,240
Assuming no redemption	$202	$637	$1,107	$2,240
Class C
Assuming redemption at end of period	$302	$637	$1,107	$2,406
Assuming no redemption	$202	$637	$1,107	$2,406
Class I	$101	$328	$583	$1,312
Class R	$152	$484	$848	$1,873
Class R1	$212	$682	$1,193	$2,598
Class R2	$177	$583	$1,033	$2,282
Class R3	$167	$545	$963	$2,130
Class R4	$142	$453	$795	$1,763
Class R5	$111	$359	$636	$1,427

Core Growth Fund (Pro Forma Combined)
Class A	$696	$959	$1,247	$2,065
Class B(1)
Assuming redemption at end of period	$594	$907	$1,252	$2,119
Assuming no redemption	$194	$607	$1,052	$2,119
Class C
Assuming redemption at end of period	$294	$607	$1,052	$2,287
Assuming no redemption	$194	$607	$1,052	$2,287
Class I	$93	$298	$525	$1,179
Class R	$144	$454	$792	$1,748
Class R1	$204	$638	$1,103	$2,391
Class R2	$169	$531	$923	$2,021
Class R3	$159	$500	$871	$1,912
Class R4	$133	$423	$739	$1,636
Class R5	$103	$329	$579	$1,296

(1) Class B shares convert to Class A shares approximately eight years after purchase. Therefore, years nine and ten reflect Class A share expenses.

For more information on the fees and expenses of each Fund, see “Expense Summary” in each Fund’s Prospectus.

6.             How has the Core Growth Fund performed?

The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds’ performance from year to year, and by showing how the Funds’ average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.

As shown in the tables below, each class of the Core Growth Fund outperformed the corresponding class of the Strategic Growth Fund for the 1-Year, 5-Year, and 10-Year periods ended December 31, 2006, and Class A shares of the Core Growth Fund outperformed Class A shares of the Strategic Growth Fund in seven of the last ten calendar years.

Annual Total Return(1) (Total Investment Return at NAV)

Class A Shares

	Year Ended December 31,
	2006	2005	2004		2003		2002
Strategic Growth Fund	6.22%	1.27%	6.54	%(2)	27.26	%(3)	(29.87)%
Core Growth Fund	9.41%	6.42%	10.21	%(2)	21.38%		(28.94)%

	2001	2000	1999	1998	1997
Strategic Growth Fund	(25.07)%	(10.91)%	43.83%	45.20%	50.40%
Core Growth Fund	(23.67)%	(1.52)%	49.62%	36.92%	32.06%

(1) The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. The total returns for other classes of each Fund would have been lower than the returns for Class A shares, because such other classes of shares have higher total annual expense ratios (except with respect to Class I and Class R5 shares, each of which has a lower expense ratio than that of Class A shares). The total returns for the three-month period ended March 31, 2007 were [—]% for the Strategic Growth Fund and [—]% for the Core Growth Fund. During the periods shown in the table, the highest quarterly returns for the Strategic Growth Fund and the Core Growth Fund were 29.28% and 31.52% (each for the calendar quarter ended December 31, 1999), respectively, and the lowest quarterly returns were (25.41)% and (20.76)% (each for the calendar quarter ended September 30, 2001), respectively.

(2) The 2004 total return includes proceeds received by the Fund as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with Fund sales. Excluding the effect of this payment, the Fund’s 2004 annual total return would have been lower.

(3) The 2003 total return includes proceeds received by the Fund from a non-recurring litigation settlement. Excluding the effect of this payment, the Fund’s 2003 annual total return would have been 0.08% lower.

Average Annual Total Returns(1) as of December 31, 2006 (Load Adjusted)

	1 Year	5 Year	10 Year
Strategic Growth Fund
Returns Before Taxes
Class A Shares	0.11%	(0.73)%	7.29%
Class B Shares	1.55%	(0.59)%	7.24%
Class C Shares	4.54%	(0.19)%	7.26%
Class I Shares	6.62%	0.82%	8.30%
Class R Shares	6.09%	0.34%	7.87%
Class R1 Shares	5.44%	0.19%	7.79%
Class R2 Shares	5.81%	0.30%	7.85%
Class R3 Shares	5.91%	0.24%	7.81%
Class R4 Shares	6.22%	0.44%	7.92%
Class R5 Shares	6.52%	0.54%	7.98%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions(2)	0.11%	(0.75)%	6.53%
Returns After Taxes on Distributions and Sale of Class A Shares	0.07%	(0.62)%	6.12%
Benchmark Comparison (Returns Before Taxes)
Russell 1000 Growth Index(3)(4)	9.07%	2.69%	5.44%

Core Growth Fund
Returns Before Taxes
Class A Shares	3.12%	0.85%	7.81%
Class B Shares	4.77%	1.02%	7.97%
Class C Shares	7.71%	1.40%	7.98%
Class I Shares	9.81%	2.41%	8.74%
Class R Shares	9.27%	1.95%	8.40%
Class R1 Shares	8.66%	1.78%	8.31%
Class R2 Shares	8.93%	1.88%	8.36%
Class R3 Shares	9.09%	1.82%	8.33%
Class R4 Shares	9.42%	2.04%	8.44%
Class R5 Shares	9.68%	2.13%	8.49%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions(2)	2.70%	0.77%	6.25%
Returns After Taxes on Distributions and Sale of Class A Shares	2.26%	0.69%	5.88%
Benchmark Comparison (Returns Before Taxes)
Russell 1000 Growth Index(3)(4)	9.07%	2.69%	5.44%

(1) The performance information in the table above reflects reinvestment of dividends and other earnings.  The performance information also takes into account the deduction of the 5.75% maximum sales charge on Class A shares, the applicable contingent deferred sales charge for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase), and the applicable contingent deferred sales charge for Class C shares (1% for twelve months).  The performance returns for the benchmark comparisons do not reflect the deduction of sales charges. All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these expense subsidies and waivers, the results would have been less favorable.

(2) After-tax returns are calculated using the historic highest individual federal marginal income tax rates (without regard for phase-outs of certain exemptions, deductions, and credits) and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your own tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only Class A shares of each Fund, and after-tax returns for each Fund’s other share classes will vary from the returns shown.

(3) Source:  FactSet Research Systems, Inc.

(4) The Russell 1000 Growth Index is constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these waivers, performance results would have been lower.

The Strategic Growth Fund commenced investment operations on January 2, 1996 with the offering of Class A shares, and subsequently offered: Class I shares on January 2, 1997, Class B and Class C shares on April 11, 1997, Class R shares on December 31, 2002, Class R3 shares on October 31, 2003, and Class R1, Class R2, Class R4, and Class R5 shares on April 1, 2005.

The Core Growth Fund commenced investment operations on January 2, 1996 with the offering of Class A shares, and subsequently offered: Class I shares on January 2, 1997, Class B and Class C shares on December 31, 1999, Class R shares on December 31, 2002, Class R3 shares on October 31, 2003, and Class R1, Class R2, Class R4, and Class R5 shares on April 1, 2005.

Performance for share classes offered after Class A shares includes the performance of the applicable Fund’s Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

Of course, the Funds’ past performance is not an indication of future performance. To review information regarding the Core Growth Fund in more detail, please refer to the Core Growth Fund Prospectus and the Core Growth Fund Annual Report, each of which are enclosed.

7.             What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades portfolio securities.  Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund’s performance.  Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund’s shareholders who do not hold shares in tax-free accounts such as 401(k) plans. During the most recent fiscal year ended August 31, 2006, the Strategic Growth Fund had a portfolio turnover rate of 171%, and the Core Growth Fund had a portfolio turnover rate of 245%.  It is anticipated that there would be additional portfolio turnover following the reorganization due to the active trading of securities held by the combined fund in connection with portfolio repositioning.

8.             Who manages the Core Growth Fund?

MFS is the investment adviser for each Fund. MFS, located at 500 Boylston Street, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $187 billion as of December 31, 2006.

The Core Growth Fund is managed by Stephen Pesek, an MFS Senior Vice President. Mr. Pesek has been the portfolio manager of the Core Growth Fund since the Fund’s inception in 1996, and has been employed in the investment management area of MFS since 1994. The Core Growth Fund’s Statement of Additional Information dated January 1, 2007, which Statement of Additional Information has been filed with the SEC and is incorporated into this Prospectus/Proxy Statement by reference, provides additional information about Mr. Pesek’s compensation, about other accounts managed by Mr. Pesek, and about any ownership by Mr. Pesek of securities held by the Core Growth Fund.

9.             How will the reorganization happen?

If the reorganization is approved, your Strategic Growth Fund shares will be effectively exchanged for that number of Core Growth Fund shares equal in total net asset value to the net value of assets of the Strategic Growth Fund transferred to the Core Growth Fund, as of the close of trading on or about June 22, 2007.  This exchange will not affect the total dollar value of your investment.

10.          Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by you or the Strategic Growth Fund as a direct result of the reorganization, and your aggregate tax basis in the Core Growth Fund shares that you will receive in connection with the reorganization will be the same as your aggregate tax basis in your Strategic Growth Fund shares. That said, because the reorganization will cause the Strategic Growth Fund’s tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the Strategic Growth Fund to its shareholders. In particular, the Strategic Growth Fund will recognize net gains or losses on the sales of any securities, net of any available capital loss carry forwards, in the period ending on the closing date, and, on or before that date, the Strategic Growth Fund must declare a dividend paying out any such net gains to shareholders. Also, to the extent that the Strategic Growth Fund holds any securities that are marked to market in connection with the reorganization, it will recognize and be required to pay out any net gain from such securities.

At any time prior to the consummation of the reorganization, you may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.          Will my dividends be affected by the reorganization?

Currently, the Strategic Growth Fund intends to declare and to pay a dividend to shareholders at least annually. Any capital gains are distributed at least annually. Distributions by the Strategic Growth Fund may be accelerated prior to the reorganization, as described above. Following the reorganization, the payment frequency for dividends and capital gains in the Core Growth Fund is expected to be the same as the Strategic Growth Fund’s regular distribution schedule. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option that you selected with the Strategic Growth Fund. Of course, the amount of these dividends will reflect the investment performance of the Core Growth Fund.

The Core Growth Fund will not permit any Strategic Growth Fund shareholder holding certificates for Strategic Growth Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as “Reorganization Shares”), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for Strategic Growth Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, then the Core Growth Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Strategic Growth Fund shares in cash.

12.          What Core Growth Fund shares will shareholders of the Strategic Growth Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Strategic Growth Fund will receive Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares, respectively, of the Core Growth Fund in accordance with the shareholders’ percentage ownership of Strategic Growth Fund shares. Both Funds are series of MFS Series Trust I (the “Series Trust I”), a voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”), and are governed by the Series Trust I’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) and by-laws, as amended and restated (the “Bylaws”). Accordingly, Strategic Growth Fund shareholders will retain identical shareholder rights when they become Core Growth Fund shareholders. In addition, Strategic Growth Fund shareholders will continue to have their investments overseen by the same Board of Trustees when they become Core Growth Fund shareholders.

13.          Do the procedures for purchasing, redeeming, and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS funds, are identical.

Both Funds currently offer Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares. The Core Growth Fund also offers Class W shares, which share class is not involved in the proposed reorganization. Shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. (“MFD”) at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all share classes.

Shares of each Fund may be redeemed any day that the New York Stock Exchange is open at the shares’ net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time.

Shares received in connection with the proposed reorganization may be exchanged for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting the shareholder servicing agent, MFS Service Center, Inc., directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Redeem and Exchange Shares” in each Fund’s Prospectus.

14.          How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Core Growth Fund that you are receiving, and the procedures for surrendering your certificates of the Strategic Growth Fund, if you have any. If the reorganization is not approved, the Strategic Growth Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Strategic Growth Fund’s Trustees may consider other alternatives.

15.          Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Core Growth Fund that you receive will equal the total value of the shares of the Strategic Growth Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Core Growth Fund, and how do they compare with those for the Strategic Growth Fund?

Because the Funds share identical investment objectives and substantially similar investment policies, the principal risks of an investment in the Core Growth Fund are substantially similar to the principal risks of an investment in the Strategic Growth Fund. As of December 31, 2006, the five-year standard deviation was 12.42% for the Core Growth Fund and was 15.68% for the Strategic Growth Fund (with a higher percentage for standard deviation reflecting a higher risk profile).  The standard deviation for each Fund’s benchmark for this period was 13.17%.

Each Fund is principally subject to the risks described below:

•      Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry, or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

•      Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

•      Growth Company Risk: The stock of growth companies can be more sensitive to the companies’ earnings and more volatile than the market in general.

•      Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than does the U.S. market.

•      Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility, if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can be less liquid than other types of investments.

•      Management Risk: MFS’ analysis of an investment can be incorrect, and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

•      Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

•      Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

•      Leveraging Risk: Certain transactions, including when-issued, delayed-delivery and forward commitment purchases, loans of portfolio securities, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage, together with these techniques’ risks, are described in each Fund’s Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, (i) “Risk Return Summary – Principal Risks of an Investment” and “Certain Investment Policies and Risks – Further Information on Investment Strategies and Risks” in each Fund’s Prospectus, and (ii) “Investment Techniques, Practices, Risks and Restrictions,” “Appendix E – Investment Strategies and Risks,” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Strategic Growth Fund into the Core Growth Fund, and the solicitation of proxies by and on behalf of the Trustees of the Strategic Growth Fund for use at the Special Meeting of Shareholders of the Strategic Growth Fund (the “Meeting”). The Meeting is to be held on June [7], 2007, at 2:00 pm Eastern time at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Meeting, the combined Prospectus/Proxy Statement, and the enclosed proxy card are being mailed to shareholders on or about April [16], 2007.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Strategic Growth Fund’s Assistant Secretary at the principal office of the Strategic Growth Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Strategic Growth Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Item 1 of the Notice of Meeting) to implement the reorganization of the Strategic Growth Fund as described below.

As of March 15, 2007, the Strategic Growth Fund had outstanding [------],[------],[------],[------],[------],[------],[------],[------],[------], and [------] of its Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of beneficial interest, respectively. Only shareholders of record as of the close of business on April [2], 2007 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the Strategic Growth Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF THE PLAN OF REORGANIZATION
AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Strategic Growth Fund are being asked to approve or disapprove a reorganization between the Strategic Growth Fund and the Core Growth Fund pursuant to a Plan of Reorganization between the Funds (the “Plan”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Strategic Growth Fund to the Core Growth Fund in exchange for that number of full and fractional Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Core Growth Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Strategic Growth Fund will distribute the Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 Reorganization Shares to its Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shareholders, respectively, with distributions made in proportion to the shareholders’ existing shareholdings. This distribution will be made in complete liquidation of the Strategic Growth Fund, and the legal existence of the Strategic Growth Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Strategic Growth Fund will receive the number of full and fractional Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Strategic Growth Fund shares of the same class.

On or prior to the “Exchange Date” (as defined below), the Strategic Growth Fund will declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Strategic Growth Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction.  The transaction contemplated by the Plan will be consummated only if the Plan is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Strategic Growth Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Core Growth Fund.

In the event that this proposal is not approved by the shareholders of the Strategic Growth Fund, the Strategic Growth Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Strategic Growth Fund may consider such alternatives as may be in the best interests of the Strategic Growth Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

The Funds’ Board of Trustees, including all Trustees who are not “interested persons” of the Funds, has determined that the reorganization would be in the best interests of each Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization.  The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Strategic Growth Fund.  The Strategic Growth Fund and the Core Growth Fund are both series of MFS Series Trust I, and, consequently, have the same Board of Trustees.

As discussed above, the Strategic Growth Fund and the Core Growth Fund have an identical investment objective and substantially similar investment strategies and policies. In light of the similarity of the Funds, MFS advised the Board of Trustees of each Fund that it believes combining the Funds would be in the best interests of both Funds’ shareholders and that the interests of each Fund’s existing shareholders will not be diluted as a result of the proposed reorganization. The Board of Trustees, including the Independent Trustees, of the Strategic Growth Fund believes that the proposed reorganization will be advantageous to the Strategic Growth Fund’s shareholders for a number of reasons, and considered the following matters, among others, in unanimously approving the proposal:

1.             The similarities and differences, as described above, in the Funds’ investment objectives, strategies, and restrictions;

2.             Although past performance is not an indication of future results, the Core Growth Fund generally has a better overall historical performance record than does the Strategic Growth Fund;

3.             The relative risks of investing in either Fund;

4.             The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

5.             Each Fund is permitted to invest in the same types of investments;

6.             All share classes of the Strategic Growth Fund have a structure that is substantially similar to all corresponding share classes of the Core Growth Fund, including identical shareholder fees and Rule 12b-1 fees;

7.             The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, no gain or loss will be recognized by the Strategic Growth Fund or its shareholders for federal income tax purposes as a direct result of the transaction;

8.             The pro forma net expense ratio for each share class of the combined fund is estimated, taking into account MFS’ commitment to observe total expense ratio limits (which may not be changed without the Board’s approval), to be 0.01% lower than to the net expense ratio for the corresponding share class of the Strategic Growth Fund, based on expenses incurred for the twelve-month period ended August 31, 2006;

9.             The current contractual management fees and the effective management fees (giving effect to current management fee waivers) paid to MFS by each Fund are the same;

10.           MFS has agreed to implement management fee breakpoints to reduce the combined fund’s contractual management fees by 0.10% on net assets over $1 billion and by an additional 0.05% on net assets over $2.5 billion.  The breakpoints would also have the effect of reducing by 0.05% the combined fund’s effective management fee rate (taking into account the fee reduction pursuant to the NYAG Settlement) on net assets over $2.5 billion;

11.           The combined fund will continue to be managed by MFS, although by a different portfolio manager than currently manages the Strategic Growth Fund;

12.           The compatibility of the Funds’ shareholder service features;

13.           The expected liabilities of each Fund;

14.           The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

15.           The estimated costs that will be borne by MFS in connection with the reorganization;

16.           The anticipated portfolio repositioning by the combined fund following the reorganization and associated expenses and potential tax consequences to shareholders;

17.           The combined fund’s ability to use the Strategic Growth Fund’s pre-reorganization capital loss carry forwards to offset future realized capital gains may be subject to certain limitations under the federal income tax laws, and that a portion of such benefits may expire unutilized;

18.           The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Strategic Growth Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

19.           The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Core Growth Fund considered that the reorganization presents an opportunity for the Core Growth Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, although the combined fund will bear brokerage commissions and other transaction costs in connection with portfolio repositioning following the reorganization. The Core Growth Fund Trustees also considered that the expenses that the Core Growth Fund would incur as a result of the reorganization were reasonable in relation to the benefits that the Core Growth Fund would realize as a result of the transaction. In addition, the Core Growth Fund Trustees considered that the Fund’s shareholders are expected to benefit from a decrease in the combined fund’s expenses following the reorganization, with the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see “Synopsis, question 5” for a discussion of expenses). The Core Growth Fund Trustees also believe that the Fund’s shareholders could, over time, also benefit from improved diversification as a result of the reorganization.

The Board of Trustees of the Funds also considered that MFS might benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes. If a Strategic Growth Fund shareholder were to redeem his or her shares to invest in another fund, such as the Core Growth Fund, that shareholder would generally recognize gain or loss for federal income tax purposes. Also, if the Strategic Growth Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Strategic Growth Fund’s shareholders to exchange their investments in the Strategic Growth Fund for investments in the Core Growth Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Core Growth Fund shares that they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed reorganization will be governed by a Plan of Reorganization (the “Plan”). The Plan provides that the Core Growth Fund will acquire the assets and liabilities of the Strategic Growth Fund in exchange for the issuance of Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on June [22], 2007 (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 pm Eastern time) (the “Exchange Date”). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Strategic Growth Fund will sell its assets to the Core Growth Fund, and, in exchange, the Core Growth Fund will assume all liabilities of the Strategic Growth Fund and deliver to the Strategic Growth Fund: (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class A shares, less the value of the liabilities of the Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class B shares, less the value of the liabilities of the Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class B shares; (iii) a number of full and fractional Class C Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class C shares, less the value of the liabilities of the Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class C shares; (iv) a number of full and fractional Class I Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class I shares, less the value of the liabilities of the Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class I shares; (v) a number of full and fractional Class R Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class R shares, less the value of the liabilities of the Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class R shares; (vi) a number of full and fractional Class R1 Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class R1 shares, less the value of the liabilities of the

Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class R1 shares; (vii) a number of full and fractional Class R2 Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class R2 shares, less the value of the liabilities of the Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class R2 shares; (viii) a number of full and fractional Class R3 Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class R3 shares, less the value of the liabilities of the Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class R3 shares; (ix) a number of full and fractional Class R4 having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class R4 shares, less the value of the liabilities of the Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class R4 shares; and (x) a number of full and fractional Class R5 Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Growth Fund attributable to its Class R5 shares, less the value of the liabilities of the Strategic Growth Fund assumed by the Core Growth Fund attributable to such Class R5 shares.

On or as soon after the Exchange Date as is conveniently practicable, the Strategic Growth Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Strategic Growth Fund, the full and fractional Reorganization Shares received by the Strategic Growth Fund, with Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 Reorganization Shares being distributed to holders of Class, A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Strategic Growth Fund, respectively. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Strategic Growth Fund will receive a number of full and fractional Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 Reorganization Shares, respectively, equal in aggregate net asset value to the net asset value of the shareholder’s Strategic Growth Fund shares. This distribution will be accomplished by the establishment of accounts on the share records of the Core Growth Fund in the name of such Strategic Growth Fund shareholders, with each account representing the respective number of full and fractional Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 Reorganization Shares due such shareholder. New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization, and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, by the mutual consent of the Strategic Growth Fund and the Core Growth Fund. In addition, either Fund may at its option terminate the Plan unilaterally at or prior to the Exchange Date if, (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Plan expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund), and it reasonably appears that the condition will not or cannot be met.

The fees and expenses for the transaction are estimated to be approximately $360,000. Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), and other similar expenses, incurred in connection with the consummation of the transactions contemplated by the Plan.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Strategic Growth Fund’s shareholders in accordance with the procedures under the Plan as described above. The Reorganization Shares are Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Core Growth Fund. Investors purchasing Core Growth Fund Class A shares normally pay a sales charge at the time of purchase, but Strategic Growth Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. (Certain investors purchasing Class A shares of the Funds do not pay a sales charge at the time of purchase of shares, but are subject to a contingent deferred sales charge of 1% if such shares are redeemed within 12 months of purchase. For purposes of determining the contingent deferred sales charge payable on a post-reorganization redemption of Class A Reorganization Shares received by such holders of Class A shares of the Strategic Growth Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired such Class A shares of the Strategic Growth Fund.) Class A shares of the Core Growth Fund are also subject to a maximum Rule 12b-1 fee of 0.35% (consisting of a 0.10% distribution fee and a 0.25% service fee) of the Fund’s average daily net assets attributable to the Class A series.

Class B shares of the Core Growth Fund are sold without an initial sales charge, but may be subject to a contingent deferred sales charge of up to 4% if redeemed within six years of purchase. For purposes of determining the contingent deferred sales charge payable on a post-reorganization redemption of Class B Reorganization Shares received by holders of Class B shares of the Strategic Growth Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Strategic Growth Fund. Class B shares of the Core Growth Fund are also subject to a maximum Rule 12b-1 fee of 1.00% (consisting of a 0.75% distribution fee and 0.25% service fee) of the Fund’s average daily net assets attributable to Class B shares. For one year from the date of sale of Class B shares, assets attributable to such shares are subject to the 0.25% service fee. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B shares of the Strategic Growth Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Strategic Growth Fund.

Class C shares of the Core Growth Fund are also sold without an initial sales charge, but may be subject to a contingent sales charge of 1% if redeemed within twelve months of purchase. For purposes of determining the contingent deferred sales charge payable on a post-reorganization redemption of Class C Reorganization Shares received by holders of Class C shares of the Strategic Growth Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Strategic Growth Fund. Class C shares of the Core Growth Fund are also subject to a maximum Rule 12b-1 fee of 1.00% (consisting of a 0.75% distribution fee and 0.25% service fee) of the Fund’s average daily net assets attributable to Class C shares.

Class R, Class R1, Class R2, Class R3, and Class R4 shares of the Core Growth Fund are currently sold without sales charges. The foregoing Classes are, however, subject to maximum Rule 12b-1 fees equal to the following percentages of the Core Growth Fund’s average daily net assets attributable to respective classes: 0.25% for Class R4 shares (consisting of a 0.25% service fee), 0.50% for Class R, Class R2, and Class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee), and 0.75% for Class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee).

Class I and Class R5 shares are currently sold without sales charges and are also not currently subject to Rule 12b-1 fees.

Each of the Reorganization Shares will be fully paid and non-assessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Declaration of Trust of the Core Growth Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Core Growth Fund Trustees may determine. The Core Growth Fund’s shares are currently divided into eleven classes — Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, and Class W. Class W is not involved in the proposed reorganization.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Core Growth Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Core Growth Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Core Growth Fund or its Trustees. The Declaration of Trust provides for indemnification out of Core Growth Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Core Growth Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Core Growth Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Strategic Growth Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a)           the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Strategic Growth Fund and Core Growth Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           under Section 361 of the Code, no gain or loss will be recognized by the Strategic Growth Fund upon the transfer of its assets to the Core Growth Fund in exchange for Reorganization Shares and the assumption by the Core Growth Fund of the Strategic Growth Fund’s liabilities, or upon the distribution of the Reorganization Shares by the Strategic Growth Fund to its shareholders in liquidation;

(c)           under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Strategic Growth Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Strategic Growth Fund;

(d)           under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Strategic Growth Fund’s shareholders receive in exchange for their Strategic Growth Fund shares will be the same as the aggregate tax basis of the Strategic Growth Fund shares exchanged therefor;

(e)           under Section 1223(1) of the Code, a Strategic Growth Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Strategic Growth Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Strategic Growth Fund shares as a capital asset;

(f)            under Section 1032 of the Code, no gain or loss will be recognized by the Core Growth Fund upon receipt of the assets transferred to the Core Growth Fund pursuant to the Plan in exchange for the Reorganization Shares and the assumption by the Core Growth Fund of the liabilities of the Strategic Growth Fund;

(g)           under Section 362(b) of the Code, the Core Growth Fund’ tax basis in the assets that the Core Growth Fund receives from the Strategic Growth Fund will be the same as the Strategic Growth Fund’s tax basis in such assets immediately prior to such exchange;

(h)           under Section 1223(2) of the Code, the Core Growth Fund’s holding periods in such assets will include the Strategic Growth Fund’s holding periods in such assets; and

(i)            under Section 381 of the Code, the Core Growth Fund will succeed to the capital loss carryovers of the Strategic Growth Fund, if any, but the use by the Core Growth Fund of any such capital loss carryovers (and of capital loss carryovers of the Core Growth Fund) may be subject to limitation under Section 381, 382, 383, and 384 of the Code.

The opinion will be based on certain factual certifications made by officers of MFS Series Trust I, on behalf of each of its Strategic Growth Fund and its Core Growth Fund, and will also be based on customary assumptions. Notwithstanding the above, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

Prior to the Exchange Date, the Strategic Growth Fund will declare a distribution to shareholders, which distribution, together with all previous distributions, will have the effect of distributing to shareholders all of the

Strategic Growth Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any individual shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

Additional Tax Considerations. As of August 31, 2006, the Strategic Growth Fund had capital loss carryforwards of approximately $1,346,311,781, which carryforwards will expire as of the dates set forth in the first column of the chart below. If the proposed reorganization is approved by shareholders, the stated expiration dates will be accelerated to the dates listed in the second column of the chart below.

Pre-Reorganization Expiration Date	Post-Reorganization Expiration Date	Amount
August 31, 2009	August 31, 2008	$172,262,091
August 31, 2010	August 31, 2009	$844,273,922
August 31, 2011	August 31, 2010	$299,742,793
August 31, 2012	August 31, 2011	$30,032,975
	Total	$1,346,311,781

Capital loss carryforwards are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, the tax assets and liabilities of the Strategic Growth Fund and the Core Growth Fund, including any capital loss carryforwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined fund. Under applicable tax laws, the ability of the Core Growth Fund, as the surviving combined fund, to use its own capital loss carryforwards to offset future realized capital gains may be subject to an annual limitation if the reorganization occurs and causes the Strategic Growth Fund to undergo a “change in ownership.”  Other tax rules would prohibit the use of one Fund’s pre-reorganization capital loss carryforwards against the other Fund’s “built-in gains” (i.e., net unrealized gains).  The effect of these limitations will depend on the amount of losses and “built-in gains” in each Fund at the time of the reorganization. For example, if the reorganization had occurred on October 27, 2006, the combined fund would have had net losses (i.e., capital loss carryforwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) of just over half of its net assets available to reduce capital gains, whereas, absent the reorganization, the Core Growth Fund would have had an extremely modest amount of net losses as a percentage of its net assets available to reduce capital gains and the Strategic Growth Fund would have had net losses equal to approximately 80% of its net assets available to reduce capital gains.  As a result of the spreading of the losses remaining available over a larger asset base, the percentage of Strategic Growth Fund’s net assets comprising losses available to offset capital gains would have decreased by just over one-quarter.  Moreover, to the extent the reorganization causes the Strategic Growth Fund to undergo a change in ownership, the loss limitation could have the effect of further reducing the amount of losses available to offset the combined Fund’s capital gains to roughly 10% of the combined Fund’s assets. In addition, as of October 27, 2006, both Funds had “built-in gains” that could not be offset within the 5-year period following the reorganization by losses “built-in” the other Fund at the time of the reorganization, and, therefore, if the reorganization had occurred on that date, the combined Fund would not have been able to  use the Strategic Growth Fund’s capital loss carryforwards to offset gains that had already accrued in the Core Growth Fund’s hands. It is likely that a significant portion of the Strategic Growth Fund’s capital loss carryforwards will expire unutilized as a result of the reorganization.  However, as the Strategic Growth Fund has not gained scale (assets have remained stable) over the last several years, it is not clear that the Fund would have been able to fully utilize such carryforwards if the fund had not reorganized.  The application of these rules may accelerate taxable gain distributions to shareholders of the combined fund.

Capitalization. The following table shows the capitalization of the Funds as of August 31, 2006, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Strategic Growth Fund	Core Growth Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net assets
Class A	$414,113,231	$504,760,868	$(111,130	)(1)	$918,762,969
Class B	$247,487,541	$162,868,467	$(59,944	)(1)	$410,296,064
Class C	$66,663,887	$58,522,521	$(16,830	)(1)	$125,169,578
Class I	$801,582,863	$96,550	$(171,193	)(1)	$836,409,726
Class R	$2,581,543	$5,735,473	$(813	)(1)	$8,316,203
Class R1	$361,508	$505,795	$(100	)(1)	$867,203
Class R2	$751,051	$2,597,703	$(280	)(1)	$3,348,474
Class R3	$1,072,881	$1,803,964	$(311	)(1)	$2,876,534
Class R4	$52,207	$285,941	$(24	)(1)	$338,124
Class R5	$52,424	$56,032	$(14	)(1)	$108,442
Class 529A	$531,364	—	$(531,364	)(1)(2)	—
Class 529B	$163,996	—	$(163,996	)(1)(2)	—
Class 539C	$307,079	—	$(307,079	)(1)(2)	—

Shares outstanding
Class A	22,043,952	28,516,490	23,396,228	(3)	51,912,718
Class B	13,907,178	9,593,319	14,575,238	(3)	24,168,557
Class C	3,739,506	3,447,133	3,926,024	(3)	7,373,157
Class I	41,486,603	1,928,048	44,164,345	(3)	46,092,393
Class R	138,129	325,482	146,512	(3)	471,994
Class R1	20,352	29,836	21,328	(3)	51,164
Class R2	42,079	152,566	44,102	(3)	196,668
Class R3	57,768	102,960	61,238	(3)	164,198
Class R4	2,781	16,165	2,951	(3)	19,116
Class R5	2,780	3,154	2,952	(3)	6,106
Class 529A	28,544	—	(28,544	)(2)(3)	—
Class 529B	9,301	—	(9,301	)(2)(3)	—
Class 539C	17,403	—	(17,403	)(2)(3)	—

Net asset value per share
Class A	$18.79	$17.70	—		$17.70
Class A (offering price per share)	$19.94	$18.78	—		$18.78
Class B	$17.80	$16.98	—		$16.98
Class C	$17.83	$16.98	—		$16.98
Class I	$19.32	$18.15	—		$18.15
Class R	$18.69	$17.62	—		$17.62
Class R1	$17.76	$16.95	—		$16.95
Class R2	$17.85	$17.03	—		$17.03
Class R3	$18.57	$17.52	—		$17.52
Class R4	$18.77	$17.69	—		$17.69
Class R5	$18.85	$17.76	—		$17.76
Class 529A	$18.62	—			—
Class 529A (offering price per share)	$19.76	—			—
Class 529B	$17.63	—			—
Class 529C	$17.65	—			—

(1) Adjustments are based on reorganization expenditures and will not be borne by the pro forma combined fund on a going-forward basis.

(2) Classes 529A, 529B and 529C of MFS Strategic Growth Fund will be terminated prior to the reorganization.

(3) If the reorganization had taken place on August 31, 2006, the Strategic Growth Fund would have received 23,396,228, 14,575,238, 3,926,024, 44,164,345, 146,512, 21,328, 44,102, 61,238, 2,951, and 2,952 shares for Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5, respectively, of the Core Growth Fund, which would be available for distribution to its shareholders.  No assurances can be given as to the number of Reorganization Shares the Strategic Growth Fund will receive on the Exchange Date. The foregoing is merely an example of what the Strategic Growth Fund would have received and distributed had the reorganization been consummated on August 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

Unaudited pro forma combined financial statements of the Funds as of August 31, 2006, and for the twelve-month period then ended, are included in the Statement of Additional Information relating to this Prospectus/Proxy Statement and the proposed reorganization. Because the Plan provides that the Core Growth Fund will be the surviving Fund following the reorganization, and because the Core Growth Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Strategic Growth Fund to the Core Growth Fund as contemplated by the Plan.

The Trustees of the Strategic Growth Fund, including the Independent Trustees, unanimously recommend approval of the Plan.

VOTING INFORMATION

Required Vote. Proxies are being solicited from the Strategic Growth Fund’s shareholders by its Trustees for the Meeting to be held on June [7], 2007 at 2:00 pm Eastern time at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon, or, in the absence of specifications, FOR approval of the Plan.

The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Strategic Growth Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the Strategic Growth Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares. A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum, and Method of Tabulation. Shareholders of record of the Strategic Growth Fund at the close of business on April [2], 2007 (the “record date”) will be entitled vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Strategic Growth Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Strategic Growth Fund as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Strategic Growth Fund. To the best of the knowledge of the Strategic Growth Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Strategic Growth Fund’s outstanding shares:

Class	Shareholder Name and Address		Percentage Owned		Pro Forma Percentage Owned
[—]	[—	]	[—	]	[—	]

(1) Percentage owned assuming completion of the reorganization on [--------], 2007.

(2) [Believed to be a record owner.]

(3) [Believed to be a beneficial owner.]

[The MFS [          ] Fund owned       % of the Strategic Growth Fund’s outstanding shares as of the Record Date. To the extent the [         ] Fund votes all or a significant portion of the Strategic Growth Fund’s shares owned by it in favor of the proposal, the proposal may pass even if a majority of the shareholders that are not affiliated with the MFS [       ] Fund vote against or abstain from voting on the proposal.]

The votes of the shareholders of the Core Growth Fund are not being solicited because their approval or consent is not necessary for this transaction. As of the record date, the officers and Trustees of the Core Growth Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Core Growth Fund. To the best of the knowledge of the Core Growth Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Core Growth Fund:

Class	Shareholder Name and Address		Percentage Owned		Pro Forma Percentage Owned
[—]	[—	]	[—	]	[—	]

(1) Percentage owned assuming completion of the reorganization on [--------], 2007.

(2) [Believed to be a record owner.]

(3) [Believed to be a beneficial owner.]

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Distributors, Inc., and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Strategic Growth Fund has retained at its own expense [solicitor] to aid in the solicitation of instructions for nominee and registered accounts for a fee of approximately $104,500, plus reasonable out-of-pocket expenses for proxy solicitation services, which will be paid by the Strategic Growth Fund. The Strategic Growth Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the “control” number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will, upon request, be reimbursed by the Strategic Growth Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Strategic Growth Fund, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Shareholder Proposals. The Strategic Growth Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by the 1940 Act. However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to the Strategic Growth Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal. The Strategic Growth Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accounting Firm to both the Strategic Growth Fund and the Core Growth Fund. The audited financial statements of the Strategic Growth Fund and the Core Growth Fund for each of their fiscal years ended August 31, 2006, included in the Funds’ respective Statements of Additional Information, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose reports thereon are included in the respective Funds’ Statements of Additional Information and in the Annual Reports to Shareholders for each of the Funds’ fiscal years ended August 31, 2006. The financial statements audited by Ernst & Young LLP have been incorporated by reference herein, in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Strategic Growth Fund and the Core Growth Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with these laws, the Funds each file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Strategic Growth Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

Legal Proceedings

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this matter. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees, And Their Nominees.

Please advise the Strategic Growth Fund, in care of MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116, whether other persons are beneficial owners of shares for which proxies are being solicited, and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

April [16], 2007

MFS STRATEGIC GROWTH FUND
500 Boylston Street
Boston, MA 02116

Appendix A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made this        day of                       2007, by MFS Series Trust I, a Massachusetts business trust with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 (the “Trust”), on behalf of MFS Strategic Growth Fund (the “Acquired Fund”) and MFS Core Growth Fund (the “Surviving Fund”), each a segregated portfolio of assets (“series”) thereof.  Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of the Trust, acting on behalf of the Acquired Fund and the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, the Trust, acting on behalf of the Acquired Fund and the Surviving Fund, respectively.

The Acquired Fund’s shares are divided into ten classes, designated Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the “Class A Acquired Fund Shares,” the “Class B Acquired Fund Shares,” the “Class C Acquired Fund Shares,” the “Class I Acquired Fund Shares,” the “Class R Acquired Fund Shares,” the “Class R1 Acquired Fund Shares,” the “Class R2 Acquired Fund Shares,” the “Class R3 Acquired Fund Shares,” the “Class R4 Acquired Fund Shares” and the “Class R5 Acquired Fund Shares,” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are divided into eleven classes (the “Surviving Fund Shares”), including ten classes designated Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the “Class A Reorganization Shares,” the “Class B Reorganization Shares,” the “Class C Reorganization Shares,” the “Class I Reorganization Shares,” the “Class R Reorganization Shares,” the “Class R1 Reorganization Shares,” the “Class R2 Reorganization Shares,” the “Class R3 Reorganization Shares,” the “Class R4 Reorganization Shares” and the “Class R5 Reorganization Shares,” respectively), which ten classes are the only classes of the Surviving Fund’s shares involved in the Reorganization and thus included in the term “Reorganization Shares.”  Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund’s Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares correspond to the Surviving Fund’s Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, respectively.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1  The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.6 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2  The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Plan. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing in the ordinary course of business.

1.3  On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund.  Such distribution will be accomplished by the transfer of the Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 Acquired Fund Shares shall be credited with the respective pro rata number of Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 (as applicable) Reorganization Shares due that shareholder).  The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4  The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5  Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6   The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1  The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in the Trust’s Amended and Restated Declaration of Trust (“the Declaration of Trust”) or Master Amended and Restated By-Laws (the “By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in the Declaration of Trust or By-Laws and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2  The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph); (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed); (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed); (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed); (e) the number of Class R Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R Acquired Fund Shares by the net asset value of a Class R Reorganization Share (as so computed); (f) the number of Class R1 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R1 Acquired Fund Shares by the net asset value of a Class R1 Reorganization Share (as so computed); (g) the number of Class R2 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R2 Acquired Fund Shares by the net asset value of a Class R2 Reorganization Share (as so computed); (h) the number of Class R3 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R3 Acquired Fund Shares by the net asset value of a Class R3 Reorganization Share (as so computed); (i) the number of Class R4 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R4 Acquired Fund Shares by the net asset value of a Class R4 Reorganization Share (as so computed); and (j) the number of Class R5 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R5 Acquired Fund Shares by the net asset value of a Class R5 Reorganization Share (as so computed).

2.3  Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1  The Closing Date shall be June 22, 2007 or such other date on or before September 30, 2007 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of the Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2  Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS Core Growth Fund” or in the name of any successor organization.

3.3  If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2007, this Plan may be terminated by either Fund upon the giving of written notice to the other.

3.4  The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1  The Acquired Fund represents and warrants to the Surviving Fund, as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Plan. Neither the Trust nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust, subject to the approval of the shareholders of the Acquired Fund. The Trust has all necessary federal, state and local authorizations to own all of the properties and assets of the Trust and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The Trust is not, and the execution, delivery and performance of this Plan by the Trust will not result in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which the Trust or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Plan and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Plan) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Trust or the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund or any of its properties or assets. Neither the Trust nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the

Acquired Fund as of August 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended August 31, 2006 and August 31, 2005 (copies of which have been furnished to the Surviving Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of August 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) Since August 31, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust, on behalf of the Surviving Fund.  For the purposes of this subparagraph (h), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h)  As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the Trust’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects.  The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund.  All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i)  For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning September 1, 2006 and ending on the Closing Date;

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income (as defined in section 852 of the Code), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on August 31, 2006 and the short taxable year beginning on September 1, 2006 and ending on the Closing Date.  Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax;

(k) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into eight series and, with respect to the Acquired Fund, into ten classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l) Except as previously disclosed to the Trust, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(m) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund (with the exception of the approval of this Plan by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Plan constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(o) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by the Trust’s representation and warranty in paragraph 4.2(o) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(q) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(r) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(s) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2  The Surviving Fund represents and warrants to the Acquired Fund, as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Plan.  Neither the Trust nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust on behalf of the Surviving Fund.  The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated January 1, 2007, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) The Trust is not, and the execution, delivery and performance of this Plan will not result, in violation of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Surviving Fund is a party or by which the Trust or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Surviving Fund, threatened against the Trust or the Surviving Fund or any of its properties or assets.  Neither the Trust nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of August 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended August 31, 2006 and August 31, 2005 (copies of which have been furnished to the Acquired Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of August 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) Since August 31, 2006, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Trust, are required to be filed by the Surviving Fund, and all such returns and reports were complete and accurate in all material respects.  The Surviving Fund, has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund.  All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j)  For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning September 1, 2006 and ending on the Closing Date;

(k) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into eight series and, with respect to the Surviving Fund, into eleven classes at the date hereof.  All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information).  The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Surviving Fund, and this Plan constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Plan will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(n) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o) The Trust, on behalf of the  Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(p) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Plan, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1  Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2  The Trust will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  The Trust covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

5.4  The Trust will provide such information as the Surviving Fund reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5  Subject to the provisions of this Plan, the Trust, on behalf of each of the Acquired Fund and the Surviving Fund, will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6  The Trust, on behalf of the Acquired Fund, will furnish to the Surviving Fund on the Closing Date the Statement of Assets and Liabilities.  As promptly as practicable, but in any case within 60 days after the Closing Date, the Trust, on behalf of the Acquired Fund, or its designee will furnish to the Surviving Fund in such form as is reasonably satisfactory to the Surviving Fund a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7  The Trust, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8  The Trust, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Plan.

5.9  The Trust agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of the Trust on behalf of the Acquired Fund

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Trust, on behalf of the Surviving Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Trust, on behalf of the Surviving Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Acquired Fund shall reasonably request; and

6.3  The Acquired Fund shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Acquired Fund to the effect that:

(a)              The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.  The Surviving Fund is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b)             this Plan has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust and the Surviving Fund enforceable against the Trust and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)              assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Plan are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-Laws;

(d)             the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Surviving Fund is a party or by which it is bound;

(e)              to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)                the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust or the Surviving Fund, are accurate in all material respects;

(g)               to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)               to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i)                   except as may have been previously disclosed by the Trust, on behalf of the Surviving Fund, in writing to the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Trust or the Surviving Fund or any of their properties or assets, and neither the Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, the Acquired Fund, its Board of Trustees and its officers.  Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Acquired Fund may reasonably request.

7. Conditions Precedent to Obligations of the Trust on behalf of the Surviving Fund

The obligations of the Trust, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3  The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4  The Surviving Fund shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a)                The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.  The Acquired Fund is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b)             this Plan has been duly authorized, executed and delivered by the Trust and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust, on behalf of the Surviving Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)                The Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Plan, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund;

(d)             the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

(e)              to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)                the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust and the Acquired Fund, are accurate in all material respects;

(g)             to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h)             assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i)                   to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j)                   except as may have been previously disclosed by the Trust on behalf of the Acquired Fund, in writing to the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Trust or the Acquired Fund or any of the Acquired Fund’s properties or assets, and the Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the Trust or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the

Trust, the Surviving Fund, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5  The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in the Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8.              Further Conditions Precedent to Obligations of the Trust on behalf of the Surviving Fund and the Acquired Fund

The obligations of the Trust, on behalf of the Acquired Fund, hereunder are, at the option of the Surviving Fund, and the obligations of the Trust, on behalf of the Surviving Fund, hereunder are, at the option of the Acquired Fund, each subject to the further conditions that on or before the Closing Date:

8.1  This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of the Declaration of Trust and By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Surviving Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either the Surviving Fund or the Acquired Fund may waive any such conditions for itself, respectively;

8.4  The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The  Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on August 31, 2006 and the short taxable year beginning on September 1, 2006 and ending on the Closing Date;

8.6  The Trust, on behalf of both the Acquired Fund and the Surviving Fund, shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”).  In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the

Reorganization in accordance with this Plan, for federal income tax purposes:

(a)                      the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)                     no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c)                      the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(d)                     the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(e)                      no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Plan;

(f)                        no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g)                     the aggregate basis of the Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefore;

(h)                     an Acquired Fund Shareholder’s holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefore, provided that he or she held such Acquired Fund shares as capital assets; and

(i)                         the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  The Trust agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion.  Notwithstanding anything herein to the contrary, the Trust may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7  The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Plan and the transactions contemplated thereby.

9.              Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1  The Surviving Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Plan in connection with the transactions provided for herein.

9.2  Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

9.3  Reorganization  Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4  The Trust agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing September 1, 2006 and ending on the Closing Date.

9.5  The Trust, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended August 31, 2005 and August 31, 2006, and the short taxable year commencing on September 1, 2006 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10.       Entire Agreement

The Surviving Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Plan constitutes the entire agreement between the parties.

11. Termination

11.1  This Plan may be terminated by the mutual agreement of the Surviving Fund and the Acquired Fund.  In addition, either party may at its option terminate this Plan unilaterally at or prior to the Closing Date because of:

(a)                    a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b)                   a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2  In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Surviving Fund or the Acquired Fund, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Plan.

12. Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Surviving Fund; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Plan to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to the Trust, on behalf of the MFS Core Growth Fund or the MFS Strategic Growth Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. Miscellaneous

14.1  The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2  This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.3  This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.4  A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Acquired Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder.  The Acquired Fund further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.5  A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Surviving Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Acquired Fund in accordance with its proportionate interest hereunder.  The Surviving Fund further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.6  Notwithstanding Article 12 of this Plan, but subject to the first proviso contained therein, either party to this Plan, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by a duly authorized officer thereof.

MFS SERIES TRUST I, on its behalf and on behalf of MFS CORE GROWTH FUND and MFS STRATEGIC GROWTH FUND, two of its series

By:

Susan S. Newton
Assistant Secretary

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

STRATEGIC GROWTH FUND

by and exchange for shares of

CORE GROWTH FUND,

each a series of MFS Series Trust I

April 16, 2007

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Core Growth Fund (the “Core Growth Fund”) dated April 16, 2007 relating to the sale of all or substantially all of the assets of the MFS Strategic Growth Fund (the “Strategic Growth Fund”) to the Core Growth Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.  This Statement should be read in conjunction with the Prospectus.   Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, or by calling 1-800-225-2606.

TABLE OF CONTENTS

Additional Information about the Core Growth Fund	B-1
Additional Information about the Strategic Growth Fund	B-1
Independent Registered Public Accounting Firm and Financial Statements	B-2
Unaudited Pro Forma Financial Statements	B-2

ADDITIONAL INFORMATION ABOUT THE CORE GROWTH FUND

The Core Growth Fund’s Statement of Additional Information dated January 1, 2007, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE STRATEGIC GROWTH FUND

The Strategic Growth Fund’s Statement of Additional Information dated January 1, 2007, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP is the Independent Registered Public Accounting Firm for the Core Growth Fund and for the Strategic Growth Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for Strategic Growth Fund and Core Growth Fund.

The following documents are incorporated by reference into this Statement: (i) the Core Growth Fund’s Annual Report for the fiscal year ended August 31, 2006; and (ii) the Strategic Growth Fund’s Annual Report for the fiscal year ended August 31, 2006.  The audited annual financial statements for the Core Growth Fund and the Strategic Growth Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov).  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on August 31, 2006 and the unaudited pro forma combined statement of operations for the twelve months ended August 31, 2006 presents the results of operations of Core Growth Fund as if the combination with Strategic Growth Fund had been consummated on the first day of the twelve-month period ended August 31, 2006.  The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the twelve-month period ended August 31, 2006.  The historical statements have been derived from the Core Growth Fund’s and the Strategic Growth Fund’s books and records utilized in calculating daily net asset value on August 31, 2006 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Strategic Growth Fund to the Core Growth Fund in exchange for the assumption by the Core Growth Fund of the stated liabilities of the Strategic Growth Fund and for a number of the Core Growth Fund’s shares equal in value to the value of the net assets of the Strategic Growth Fund transferred to the Core Growth Fund.  Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Core Growth Fund for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Core Growth Fund and the Strategic Growth Fund incorporated by reference in this Statement of Additional Information.

Portfolio of Investments and Pro Forma Combined Portfolio of Investments (unaudited)

August 31, 2006

		MFS		MFS			Pro Forma
Stocks		Core Growth Fund		Strategic Growth Fund		Pro Forma	combined Fund
Issuer		Shares	Value	Shares	Value	Adjustments	Shares	Value

Aerospace
	Lockheed Martin Corp.	—	$—	404,100	$33,378,660		404,100	$33,378,660
	United Technologies Corp.	246,600	15,464,286	507,700	31,837,867		754,300	47,302,153
			$15,464,286		$65,216,527			$80,680,813
Apparel Manufacturers
	NIKE, Inc., "B"	77,200	$6,234,672	—	$—		77,200	$6,234,672
			$6,234,672		$—			$6,234,672

Automotive
	Harman International Industries, Inc. (l)	—	$—	199,000	$16,142,880		199,000	$16,142,880
			$—		$16,142,880			$16,142,880

Biotechnology
	Amgen, Inc. (l)(n)	222,140	$15,089,970	299,100	$20,317,863		521,240	$35,407,833
	Celgene Corp. (l)(n)	232,100	9,444,149	392,200	15,958,618		624,300	25,402,767
	Genentech, Inc. (n)	71,400	5,891,928	236,100	19,482,972		307,500	25,374,900
	Genzyme Corp. (n)	171,530	11,360,432	410,180	27,166,221		581,710	38,526,653
	Gilead Sciences, Inc. (n)	—	—	270,360	17,140,824		270,360	17,140,824
	Millipore Corp. (n)	—	—	100,400	6,443,672		100,400	6,443,672
			$41,786,479		$106,510,170			$148,296,649

Broadcasting
	Grupo Televisa S.A., ADR (l)	—	$—	577,840	$11,002,074		577,840	$11,002,074
	News Corp., "A"	544,900	10,369,447	1,916,800	36,476,704		2,461,700	46,846,151
			$10,369,447		$47,478,778			$57,848,225

Brokerage & Asset Managers
	Charles Scwab Corp.	358,500	$5,847,135	1,117,100	$18,219,901		1,475,600	$24,067,036
	Chicago Mercantile Exchange Holdings, Inc.	8,800	3,872,000	78,800	34,672,000		87,600	38,544,000
	E*TRADE Financial Corp. (n)	116,000	2,736,440	—	—		116,000	2,736,440
	Goldman Sachs Group, Inc.	—	—	103,100	15,325,815		103,100	15,325,815
	Mellon Financial Corp.	110,900	4,128,807	—	—		110,900	4,128,807
	Morgan Stanley	75,800	4,986,882	—	—		75,800	4,986,882
			$21,571,264		$68,217,716			$89,788,980

Business Services
	Amdocs Ltd. (n)	398,300	$15,115,485	416,690	$15,813,386		814,990	$30,928,871
	CheckFree Corp. (n)	44,000	1,575,200	—	—		44,000	1,575,200
	Cognizant Technology Solutions Corp., "A" (n)	—	—	241,100	16,855,301		241,100	16,855,301
	First Data Corp.	470,600	20,221,682	1,166,500	50,124,505		1,637,100	70,346,187
			$36,912,367		$82,793,192			$119,705,559

Chemicals
	Ecolab, Inc.	49,500	$2,206,710	—	$—		49,500	$2,206,710
	Monsanto Co.	245,900	11,665,496	835,800	39,650,352		1,081,700	51,315,848
			$13,872,206		$39,650,352			$53,522,558

Computer Software
	Adobe Systems, Inc. (n)	530,300	$17,202,932	1,674,616	$54,324,543		2,204,916	$71,527,475
	Akamai Technologies, Inc. (l)(n)	62,000	2,430,400	—	—		62,000	2,430,400
	Microsoft Corp.	558,800	14,355,572	—	—		558,800	14,355,572
	Oracle Corp. (n)	736,600	11,527,790	—	—		736,600	11,527,790
			$45,516,694		$54,324,543			$99,841,237

Computer Software - Systems
	Apple Computer, Inc. (n)	215,100	$14,594,535	304,400	$20,653,540		519,500	$35,248,075
	Hewlett-Packard Co.	413,800	15,128,528	—	—		413,800	15,128,528
			$29,723,063		$20,653,540			$50,376,603

Conglomerates
	Textron, Inc.	12,800	1,073,408	—	$—	12,800	$1,073,408
			$1,073,408		$—		$1,073,408

Consumer Goods & Services
	Colgate-Palmolive Co.	89,400	$5,351,484	381,700	$22,848,562	471,100	$28,200,046
	eBay, Inc. (n)	62,600	1,744,036	609,900	16,991,814	672,500	18,735,850
	Procter & Gamble Co.	306,000	18,941,400	—	—	306,000	18,941,400
			$26,036,920		$39,840,376		$65,877,296

Electrical Equipment
	Danaher Corp.	151,100	$10,016,419	—	$—	151,100	$10,016,419
	General Electric Co.	477,400	16,260,244	—	—	477,400	16,260,244
	Rockwell Automation, Inc.	93,200	5,254,616	486,000	27,400,680	579,200	32,655,296
	W.W. Grainger, Inc.	82,400	5,504,320	—	—	82,400	5,504,320
			$37,035,599		$27,400,680		$64,436,279

Electronics
	Altera Corp. (n)	104,800	$2,120,104	—	$—	104,800	$2,120,104
	Intel Corp.	583,600	11,403,544	1,095,300	21,402,162	1,678,900	32,805,706
	Linear Technology Corp.	—	—	239,100	8,131,791	239,100	8,131,791
	Marvell Technology Group Ltd. (n)	204,300	3,577,293	1,447,900	25,352,729	1,652,200	28,930,022
	Samsung Electronics Co. Ltd.	6,330	4,280,141	—	—	6,330	4,280,141
	Samsung Electronics Co. Ltd., GDR	—	—	67,020	22,786,800	67,020	22,786,800
	SanDisk Corp. (n)	195,200	11,501,184	547,600	32,264,592	742,800	43,765,776
	Texas Instruments, Inc.	101,300	3,301,367	—	—	101,300	3,301,367
			$36,183,633		$109,938,074		$146,121,707

Energy - Independent
	CONSOL Energy, Inc.	102,000	$3,719,940	—	$—	102,000	$3,719,940
	Devon Energy Corp.	30,600	1,912,194	—	—	30,600	1,912,194
	EOG Resources, Inc.	22,700	1,471,414	—	—	22,700	1,471,414
	Occidental Petroleum Corp.	—	—	330,600	16,857,294	330,600	16,857,294
	XTO Energy, Inc.	130,100	5,954,677	—	—	130,100	5,954,677
			$13,058,225		$16,857,294		$29,915,519

Energy - Integrated
	Exxon Mobil Corp.	87,200	$5,900,824	—	$—	87,200	$5,900,824
			$5,900,824		$—		$5,900,824

Food & Beverages
	Dean Foods Co. (n)	50,300	$1,992,886	—	$—	50,300	$1,992,886
	Kellogg Co.	—	—	467,800	23,717,460	467,800	23,717,460
	Nestle S.A.	28,447	9,786,388	—	—	28,447	9,786,388
	PepsiCo, Inc.	172,820	11,281,690	541,100	35,323,008	713,920	46,604,698
			$23,060,964		$59,040,468		$82,101,432

Food & Drug Stores
	CVS Corp.	350,300	$11,752,565	—	$—	350,300	11,752,565
			$11,752,565		$—		$11,752,565

Gaming & Lodging
	International Game Technology	220,000	$8,509,600	511,000	$19,765,480	731,000	$28,275,080
	Las Vegas Sands Corp. (n)	137,600	9,605,856	260,300	18,171,543	397,900	27,777,399
	Royal Caribbean Cruises Ltd.	57,200	2,086,656	—	—	57,200	2,086,656
			$20,202,112		$37,937,023		$58,139,135

General Merchandise
	Costco Wholesale Corp.	—	$—	457,000	$21,383,030	457,000	$21,383,030
	Kohl's Corp. (n)	92,560	5,785,926	214,700	13,420,897	307,260	19,206,823
	Target Corp.	80,260	3,883,781	—	—	80,260	3,883,781
			$9,669,707		$34,803,927		$44,473,634

Health Maintenance Organizations
	WellPoint, Inc. (n)	49,300	$3,816,313	—	$—	49,300	$3,816,313
			$3,816,313	—	$—		$3,816,313

Insurance
	AFLAC, Inc.	34,100	$1,536,887	—	$—	34,100	$1,536,887
	Genworth Financial, Inc., "A"	55,800	1,921,194	—	—	55,800	1,921,194
			$3,458,081		$—		$3,458,081

Internet
	Google, Inc., "A" (n)	32,845	$12,432,818	70,900	$26,837,777	103,745	$39,270,595
	Yahoo!, Inc. (n)	320,000	9,222,400	987,200	28,451,104	1,307,200	37,673,504
			$21,655,218		$55,288,881		$76,944,099

Leisure & Toys
	Electronic Arts, Inc. (n)	248,730	$12,677,768	1,081,130	$55,105,196	1,329,860	$67,782,964
			$12,677,768		$55,105,196		$67,782,964

Machinery & Tools
	Deere & Co.	104,600	$8,169,260	110,800	$8,653,480	215,400	$16,822,740
	Precision Castparts Corp.	95,600	5,586,864	—	—	95,600	5,586,864
			$13,756,124		$8,653,480		$22,409,604

Major Banks
	Bank of New York Co., Inc.	—	$—	585,600	$19,764,000	585,600	$19,764,000
			$—		$19,764,000		$19,764,000

Medical & Health Technology & Services
	Caremark Rx, Inc.	53,600	$3,105,584	350,700	$20,319,558	404,300	$23,425,142
	DaVita, Inc. (n)	68,800	4,015,168	—	—	68,800	4,015,168
	Henry Schein, Inc. (n)	63,300	3,156,771	—	—	63,300	3,156,771
	IMS Health, Inc.	160,100	4,369,129	—	—	160,100	4,369,129
	McKesson Corp.	114,400	5,811,520	—	—	114,400	5,811,520
			$20,458,172		$20,319,558		$40,777,730

Medical Equipment
	Advanced Medical Optics, Inc. (l)(n)	205,600	$9,899,640	479,140	$23,070,591	684,740	$32,970,231
	Baxter International, Inc.	174,200	7,730,996	—	—	174,200	7,730,996
	Cytyc Corp. (l)(n)	—	—	1,017,400	24,305,686	1,017,400	24,305,686
	DENTSPLY International, Inc.	91,400	2,977,812	—	—	91,400	2,977,812
	Fisher Scientific International, Inc. (n)	123,900	9,692,697	—	—	123,900	9,692,697
	Medtronic, Inc.	202,660	9,504,754	—	—	202,660	9,504,754
	St. Jude Medical, Inc. (n)	50,800	1,849,628	—	—	50,800	1,849,628
	Stryker Corp.	174,800	8,395,644	—	—	174,800	8,395,644
	Zimmer Holdings, Inc. (n)	43,500	2,958,000	—	—	43,500	2,958,000
			$53,009,171		$47,376,277		$100,385,448

Metals & Mining
	BHP Billiton Ltd., ADR (l)	—	$—	504,200	$21,226,820	504,200	$21,226,820
			$—		$21,226,820		$21,226,820

Network & Telecom
	Cisco Systems, Inc. (n)	1,034,700	$22,753,053	1,897,300	$41,721,627	2,932,000	$64,474,680
	Corning, Inc. (n)	222,820	4,955,517	—	—	222,820	4,955,517
	Juniper Networks, Inc. (n)	—	—	837,600	12,287,592	837,600	12,287,592
	QUALCOMM, Inc.	131,760	4,963,399	534,900	20,149,683	666,660	25,113,082
			$32,671,969		$74,158,902		$106,830,871

Oil Services	GlobalSantaFe Corp.	—	$—	422,900	$20,815,138	422,900	$20,815,138
	Schlumberger Ltd.	145,500	8,919,150	492,500	30,190,250	638,000	39,109,400
	Transocean, Inc. (n)	—	—	222,100	14,825,175	222,100	14,825,175
			$8,919,150		$65,830,563		$74,749,713

Other Banks & Diversified Financials						—	$—
	American Express Co.	110,480	5,804,619	545,600	$28,665,824	656,080	34,470,443
	Countrywide Financial Corp.	43,200	1,460,160	—	—	43,200	1,460,160
	JPMorgan Chase & Co.	140,100	6,396,966	—	—	140,100	6,396,966
	Moody’s Corp.	70,700	4,325,426	—	—	70,700	4,325,426
	SLM Corp.	122,800	5,959,484	—	—	122,800	5,959,484
	State Street Corp.	67,500	4,171,500	402,800	24,893,040	470,300	29,064,540
	UBS AG	—	—	493,400	28,010,318	493,400	28,010,318
	UBS AG	134,817	7,632,288	—	—	134,817	7,632,288
			$35,750,443		$81,569,182		$117,319,625

Personal Computers & Peripherals
	EMC Corp. (n)	658,150	$7,667,448	—	$—	658,150	$7,667,448
	Network Appliance, Inc. (n)	152,600	5,225,024	—	—	152,600	5,225,024
			$12,892,472		$—		$12,892,472

Pharmaceuticals
	Allergan, Inc.	162,100	$18,570,176	348,800	$39,958,528	510,900	$58,528,704
	Eli Lilly & Co.	105,460	5,898,378	—	—	105,460	5,898,378
	GlaxoSmithKline PLC	—	—	835,600	23,685,006	835,600	23,685,006
	Johnson & Johnson	222,720	14,401,075	504,600	32,627,436	727,320	47,028,511
	Roche Holding AG (l)	80,500	14,846,338	214,980	39,648,022	295,480	54,494,360
			$53,715,967		$135,918,992		$189,634,959

Printing & Publishing
	McGraw-Hill Cos., Inc.	78,600	$4,394,526	—	$—	78,600	$4,394,526
			$4,394,526	—	$—		$4,394,526

Railroad & Shipping
	Burlington Northern Santa Fe Corp.	131,500	$8,803,925	—	$—	131,500	$8,803,925
			$8,803,925		$—		$8,803,925

Restaurants
	YUM! Brands, Inc.	37,800	$1,847,664	—	$—	37,800	$1,847,664
			$1,847,664	—	$—		$1,847,664

Specialty Chemicals
	Praxair, Inc.	33,800	$1,940,458	—	$—	33,800	$1,940,458
			$1,940,458	—	$—		$1,940,458

Specialty Stores
	Best Buy Co., Inc.	40,800	$1,917,600	—	$—	40,800	$1,917,600
	Lowe’s Cos., Inc.	70,600	1,910,436	—	—	70,600	1,910,436
	Staples, Inc.	423,800	9,560,928	—	—	423,800	9,560,928
			$13,388,964		$—		$13,388,964

Telecommunications - Wireless
	America Movil S.A. de C.V., “L”, ADR	270,200	$10,081,162	538,600	$20,095,166	808,800	$30,176,328
			$10,081,162		$20,095,166		$30,176,328
Telephone Services
	American Tower Corp., “A” (l)(n)	—	$—	1,038,000	$37,222,680	1,038,000	$37,222,680
			$—		$37,222,680		$37,222,680

Tobacco
	Altria Group, Inc.	72,200	$6,030,866	269,500	$22,511,335	341,700	$28,542,201
			$6,030,866		$22,511,335		$28,542,201

Trucking
	FedEx Corp.	17,360	$1,753,881	—	$—	17,360	$1,753,881
			$1,753,881		$—		$1,753,881

Total Stocks (Identified Cost, $718,630,986, $1,480,166,940 and $2,198,797,926, respectively)			$726,446,729		$1,491,846,572		$2,218,293,301

		Par Amount	Value	Par Amount	Value	Par Amount	Value

Convertible Bonds
	Candescent Technologies Corp., 8%, 2003 (d)(z) (Identified Cost, $0)	—	$—	$10,000,000	$—	$10,000,000	$0
			$—		$—	—	$0

Short Term Obligation
	General Electric Co., 5.27%, due 9/01/06, at Amortized Cost and Value (y)	—	$—	$45,304,000	$45,304,000	$45,304,000	$45,304,000

Repurchase Agreements
	Merrill Lynch & Co., 5.28%, dated 8/31/06, due 9/1/06, total to be received $43,545,386 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$43,539,000	$43,539,000	$—	$—	$43,539,000	$43,539,000

Collateral for Securities Loaned

Issuer	Shares	Value	Shares	Value			Shares	Value

Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	12,681,618	$12,681,618	68,525,437	$68,525,437			81,207,055	$81,207,055

Total Investments (Identified Cost, $774,851,604, $1,593,996,377 and $2,368,847,981, respectively)		$782,667,347		$1,605,676,009				$2,388,343,356

Other Assets, Less Liabilities		(10,435,977)		(69,954,434)	(1,363,083	)(c)		(81,753,494)

Net Assets		$772,231,370		$1,535,721,575	$(1,363,083)			$2,306,589,862

(c)                                  Adjustments are the result of reorganization expenditures and will not be borne by the pro forma combined fund on a going-forward basis.

(d)                                 Non-income producing security – in default.

(k)                                  As of August 31, 2006 the pro forma combined portfolio held one security that was fair valued, aggregating $0 and 0.00% of market value, in accordance with the policies adopted bythe Board of Trustees.

(l)                                     All or a portion of this security is on loan.

(n)                                 Non-income producing security.

(y)                                 The rate shown represents an annualized yield at time of purchase.

(z)                                   Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

	Acquisition	Acquisition	Current	Total % of
Restricted Securities	Date	Cost	Market Value	Net Assets
Candescent Technologies Corp., 8%, 2003	3/07/00	$8,000,000	$0.00	0.00%

The following abbreviations are used in this report and are defined:

ADR American Depository Receipt

GDR Global Depository Receipt

See Notes to Financial Statements

Pro Forma Combined Statement of Assets and Liabilities (unaudited)

August 31, 2006

	MFS	MFS	Pro Forma		Pro Forma
	Core Growth Fund	Strategic Growth Fund	Adjustments		Combined Fund
Assets:
Investments:
Unaffiliated issuers, at identified cost	$774,851,604	$1,593,996,377	$—		$2,368,847,981
Unrealized appreciation (depreciation)	7,815,743	11,679,632	—		19,495,375
Total investments, at value (including securities loaned of $12,403,933, $66,732,419, and $79,136,352, respectively)	$782,667,347	$1,605,676,009	$—		$2,388,343,356

Cash	356	13,265	—		13,621
Receivable for investments sold	13,221,460	—	—		13,221,460
Receivable for fund shares sold	210,443	738,040	—		948,483
Interest and dividends receivable	553,599	1,075,374	—		1,628,973
Other assets	4,787	11,965	—		16,752
Total assets	$796,657,992	$1,607,514,653	$—		$2,404,172,645
Liabilities:
Payable for investments purchased	$9,007,169	$—	$—		$9,007,169
Payable for fund shares reacquired	2,180,211	2,563,487	1,002,439	(A)	5,746,137
Collateral for securities loaned, at value	12,681,618	68,525,437	—		81,207,055
Payable to affiliates-			—		—
Management fee	27,533	54,715	—		82,248
Shareholder servicing costs	101,633	193,130	—		294,763
Distribution and service fees	22,143	25,368	—		47,511
Administrative services fee	789	1,498	—		2,287
Program manager fee	—	14	—		14
Retirement plan administration and services fee	62	26	—		88
Payable for independent trustees’ compensation	45,134	61,113	—		106,247
Estimated Reorganization Costs	—	—	360,644	(C)	360,644
Accrued expenses and other liabilities	360,330	368,290	—		728,620
Total liabilities	$24,426,622	$71,793,078	$1,363,083		$97,582,783
Net assets	$772,231,370	$1,535,721,575	$(1,363,083)		$2,306,589,862

Net assets consist of:
Paid-in capital	$820,409,071	$2,887,085,827	$(1,002,439	)(A)	$3,706,492,459
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,817,015	11,682,584	—		19,499,599
Accumulated net realized gain (loss) on investments and foreign currency transactions	(55,949,152)	(1,361,600,768)	—		(1,417,549,920)
Accumulated net investment loss	(45,564)	(1,446,068)	(360,644	)(C)	(1,852,276)
Total	$772,231,370	$1,535,721,575	$(1,363,083)		$2,306,589,862

Shares of beneficial interest outstanding	44,120,603	81,496,376	86,322,665		130,443,268

Net assets:
Class A shares	$504,760,868	$414,113,231	$(111,130	)(C)	$918,762,969
Class B shares	162,868,467	247,487,541	(59,944	)(C)	410,296,064
Class C shares	58,522,521	66,663,887	(16,830	)(C)	125,169,578
Class I shares	34,998,056	801,582,863	(171,193	)(C)	836,409,726
Class W shares	96,550	—	(5	)(C)	96,545
Class R shares	5,735,473	2,581,543	(813	)(C)	8,316,203
Class R1 shares	505,795	361,508	(100	)(C)	867,203
Class R2 shares	2,597,703	751,051	(280	)(C)	3,348,474
Class R3 shares	1,803,964	1,072,881	(311	)(C)	2,876,534
Class R4 shares	285,941	52,207	(24	)(C)	338,124
Class R5 shares	56,032	52,424	(14	)(C)	108,442
Class 529A shares	—	531,364	(531,364	)(A)	—
Class 529B shares	—	163,996	(163,996	)(A)	—
Class 529C shares	—	307,079	(307,079	)(A)	—

Total	$772,231,370	$1,535,721,575	$(1,363,083)		$2,306,589,862

Shares outstanding:
Class A shares	28,516,490	22,043,952	23,396,228	(B)	51,912,718
Class B shares	9,593,319	13,907,178	14,575,238	(B)	24,168,557
Class C shares	3,447,133	3,739,506	3,926,024	(B)	7,373,157
Class I shares	1,928,048	41,486,603	44,164,345	(B)	46,092,393
Class W shares	5,450	—	—		5,450
Class R shares	325,482	138,129	146,512	(B)	471,994
Class R1 shares	29,836	20,352	21,328	(B)	51,164
Class R2 shares	152,566	42,079	44,102	(B)	196,668
Class R3 shares	102,960	57,768	61,238	(B)	164,198
Class R4 shares	16,165	2,781	2,951	(B)	19,116
Class R5 shares	3,154	2,780	2,952	(B)	6,106
Class 529A shares	—	28,544	(28,544	)(A)	—
Class 529B shares	—	9,301	(9,301	)(A)	—
Class 529C shares	—	17,403	(17,403	)(A)	—

Total	44,120,603	81,496,376	86,285,669		130,461,520

Net asset value
Class A shares	$17.70	$18.79			$17.70
Class B shares	$16.98	$17.80			$16.98
Class C shares	$16.98	$17.83			$16.98
Class I shares	$18.15	$19.32			$18.15
Class W shares	$17.72	$—			$17.71
Class R shares	$17.62	$18.69			$17.62
Class R1 shares	$16.95	$17.76			$16.95
Class R2 shares	$17.03	$17.85			$17.03
Class R3 shares	$17.52	$18.57			$17.52
Class R4 shares	$17.69	$18.77			$17.69
Class R5 shares	$17.76	$18.85			$17.76
Class 529A shares	$—	$18.62			$—
Class 529B shares	$—	$17.63			$—
Class 529C shares	$—	$17.65			$—

Shares outstanding are rounded for presentation purposes.

(A)                              Classes 529A, 529B, and 529C of MFS Strategic Growth Fund will be terminated prior to the reorganization.

(B)                                If the reorganization had taken place on August 31, 2006, the MFS Strategic Growth Fund would have received 23,396,228, 14,575,238, 3,926,024, 44,164,345, 146,512, 21,328, 44,102, 61,238, 2,951, and 2,952 shares for Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5, respectively, of the MFS Core Growth Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the MFS Strategic Growth Fund will receive on the Exchange Date. The foregoing is merely an example of what the MFS Strategic Growth Fund would have received and distributed had the reorganization been consummated on August 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

(C)                                Adjustments are the result of reorganization expenditures and will not be borne by the pro forma combined fund on a going-forward basis.

Pro Forma Combined Statement of Operations (Unaudited)

For the year ended August 31, 2006

	MFS	MFS	Pro Forma		Pro Forma
	Core Growth Fund	Strategic Growth Fund	Adjustments		Combined Fund
Net investment income (loss):
Income-
Dividends	$7,622,451	$9,913,951	$—		$17,536,402
Interest	1,381,556	2,169,381	—		3,550,937
Foreign taxes withheld	(116,766)	(343,944)	—		(460,710)
Total investment income	$8,887,241	$11,739,388	$—		$20,626,629

Expenses -
Management fee	$6,532,327	$12,038,469	$(1,477,965	)(B)	$17,092,831
Distribution and service fee	4,736,046	5,701,848	(6,560	)(C)	10,431,334
Program manager fee	—	2,571	(2,571	)(D)	0
Shareholder servicing costs	2,252,996	3,011,685	—		5,264,681
Administrative services fee	121,899	215,758	702	(E)	338,359
Retirement plan administration and services fees	7,640	5,698	(4,691	)(F)	8,647
Independent trustees’ compensation	21,525	40,245	(40,245	)(A)	21,525
Custodian fee	191,267	448,501	(200,000	)(A)	439,768
Shareholder communications	155,541	305,205	(12,000	)(A)	448,746
Auditing fees	40,772	34,872	(34,872	)(A)	40,772
Legal fees	14,144	26,000	(1,200	)(A)	38,944
Reorganization costs	—	—	360,644	(G)	360,644
Miscellaneous	173,109	236,830	(100,000	)(A)	309,939
Total expenses	$14,247,266	$22,067,682	$(1,518,758)		$34,796,190
Fees paid indirectly	(118,371)	(155,583)	—		(273,954)
Reduction of expenses by investment adviser	(876,426)	(1,616,002)	983,267	(H)	(1,509,161)
Net expenses	$13,252,469	$20,296,097	$(535,491)		$33,013,075
Net investment loss	$(4,365,228)	$(8,556,709)	$535,491		$(12,386,446)

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis) -
Investment transactions	$93,384,859	$32,819,250	$—		$126,204,109
Foreign currency transactions	(773)	(11,644)	—		(12,417)
Net realized gain (loss) on investments and foreign currency transactions	$93,384,086	$32,807,606	$—		$126,191,692

Change in unrealized appreciation (depreciation) -
Investments	$(42,353,164)	$(19,500,441)	$—		$(61,853,605)
Translation of assets and liabilities in foreign currencies	13,580	2,952	—		16,532
Net unrealized gain (loss) on investments and foreign currency translation	$(42,339,584)	$(19,497,489)	$—		$(61,837,073)
Net realized and unrealized gain (loss) on investments and foreign currency	$51,044,502	$13,310,117	$—		$64,354,619
Change in net assets from operations	$46,679,274	$4,753,408	$535,491		$51,968,173

(A)                              Expenditures are reduced as a result of the elimination of duplicative functions.

(B)                                Expenditures are adjusted to reflect the application of management fee rates in effect for the pro forma combined fund.

(C)                                Expenditures are adjusted to reflect the application of distribution and service fee rates in effect for the pro forma combined fund.

(D)                               Expenditures are reduced to reflect the termination of Classes 529A, 529B, and 529C.

(E)                                 Expenditures are adjusted to reflect the application of the current administrative services fee in effect for the pro forma combined fund.

(F)                                 Expenditures are reduced to reflect the application of permanent waivers effective April 1, 2007 on the pro forma combined fund.

(G)                                Adjustments are the result of reorganization expenditures and will not be borne by the pro forma combined fund on a going-forward basis.

(H)                               Expense reduction adjusted to reflect the application of the contractual management fee, expense cap and retirement administrative fee rates in effect on the pro forma combined fund.

See Notes to Financial Statements

MFS Core Growth Fund and

MFS Strategic Growth Fund

Notes to Pro Forma Combined Financial Statements

August 31, 2006

(Unaudited)

(1) Description of the Fund

MFS Core Growth Fund (the Acquiring Fund) is a series of MFS Series Trust I (the trust).  The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Acquiring Fund consists of 11 classes of shares: Classes A, B, C, I, W, R, R1, R2, R3, R4, and R5.  All shareholders bear the common expenses of the fund based on the daily net assets of each class, without distinction between share classes.  Dividends are declared separately for each class.  Differences in per share dividend rates are generally due to differences in separate class expenses.

(2) Basis for the Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of MFS Strategic Growth Fund (the Target Fund) into the Acquiring Fund, (Acquiring Fund and Target Fund combined are referred to herein as the fund), as if such reorganization had taken place as of August 31, 2006 at the respective net asset value on that date, the annual period of the Acquiring Fund. The pro forma combined Statement of Operations assumes that the reorganization had occurred on the first day of the fiscal year ended August 31, 2006.  The Acquiring Fund will be the accounting survivor, based upon an analysis of factors including surviving fund portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their respective annual reports dated August 31, 2006.

(3) Portfolio Valuation

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Debt instruments (other than short-term instruments),

1

including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

2

(4) Capital Shares

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on August 31, 2006, had the acquisition taken place on August 31, 2006.  In exchange for the net assets of the Target Fund each class of shares of the Acquiring Fund would have been issued based upon the per share net asset value as follows:

	Class A	Class B	Class C	Class I
Net assets – Target Fund	$414,113,231	$247,487,541	$66,663,887	$801,582,863
Shares – Acquiring Fund	23,396,228	14,575,238	3,926,024	44,164,345
Net asset value – Acquiring Fund	$17.70	$16.98	$16.98	$18.15

	Class R	Class R1	Class R2	Class R3
Net assets – Target Fund	$2,581,543	$361,508	$751,051	$1,072,881
Shares – Acquiring Fund	146,512	21,328	44,102	61,238
Net asset value – Acquiring Fund	$17.62	$16.95	$17.03	$17.52

	Class R4	Class R5
Net assets — Target Fund	$52,207	$52,424
Shares — Acquiring Fund	2,951	2,952
Net asset value — Acquiring Fund	$17.69	$17.76

(5) Federal Income Taxes

The fund’s policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments.  Accordingly, no provision for federal income or excise tax is provided.  Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Target Fund and the Acquiring Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Acquiring Fund is limited by the Internal Revenue Code.

3

MFS ®
INVESTMENT MANAGEMENT

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE [1-888-221-0697]
OR LOG ON TO WWW.PROXYWEB.COM

999 999 999 999 99	THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES
OF THE FUND

MFS STRATEGIC GROWTH FUND	PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JUNE 7, 2007

The undersigned hereby appoints Mark N. Polebaum, Susan S. Newton, Tracy A. Atkinson, Christopher R. Bohane, Timothy M. Fagan, Susan A. Pereira and Brian E. Langenfeld, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Strategic Growth Fund, on Thursday, June 7, 2007, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.  The Trustees recommend a vote for the proposal on the reverse side.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

DATE:

Shareholder sign here	(Sign in the Box)

NOTE: Please sign exactly as name appears on this card. All
joint owners should sign. When signing as executor,
administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW

1.     1. Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS Strategic Growth Fund to MFS Core Growth Fund, in exchange solely for shares of beneficial interest in MFS Core Growth Fund and the assumption by MFS Core Growth Fund of the liabilities of MFS Strategic Growth Fund, the distribution of the MFS Core Growth Fund shares to the shareholders of MFS Strategic Growth Fund in liquidation of MFS Strategic Growth Fund, and the termination of MFS Strategic Growth Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

MFS SERIES TRUST I

On behalf of MFS® Core Growth Fund

PART C

OTHER INFORMATION

Item 15.                                                    INDEMNIFICATION

The Trustees and officers of the Trust and the personnel of the Trust’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy.  The Trust and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Reference is hereby made to (a) Article V of the Trust’s Amended and Restated Declaration of Trust, dated as of December 16, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 17, 1995.

Item 16.                                                    EXHIBITS

1	(a)	Amended and Restated Declaration of Trust, dated December 16, 2004. (20)

	(b)	Amendment, dated March 10, 2005, to the Declaration of Trust – Establishment and Designation of Classes for MFS Cash Reserve Fund. (25)

(c)

Amendment, dated March 10, 2005, to the Declaration of Trust – Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund. (25)

(d)

Amendment, dated April 1, 2005, to the Declaration of Trust – Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund. (25)

	(e)	Amendment, dated April 15, 2005, to the Declaration of Trust of termination of classes for MFS Strategic Growth Fund J shares. (11)

	(f)	Amendment, dated June 29, 2005, to the Declaration of Trust to terminate MFS Managed Sectors Fund. (11)

	(g)	Amendment, dated February 22, 2006, to the Declaration of Trust - Establishment and Designation of Class W Shares. (26)

	(h)	Amendment, dated January 25, 2007, to the Declaration of Trust – Establishment and Designation of Class I Shares and Class R Shares. (27)

2	(a)	Master Amended and Restated By-Laws, dated January 1, 2002 as revised June 23, 2004. (6)

	(b)	Appendix A, dated June 28, 2005 as revised, February 21, 2006, to the Master Amended and Restated By-Laws, dated January 1, 2002. (26)

3		Not Applicable.

4		Plan of Reorganization; included as Exhibit A to MFS Core Growth Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

5		Not Applicable.

6		Investment Advisory Agreement for the Trust, dated January 1, 2002. (4)

7	(a)	Distribution Agreement between the Trust and MFS Fund Distributors, Inc., dated January 1, 1995. (1)

(b)

Dealer Agreement between MFS Fund Distributors, Inc. (“MFD”) and a dealer as of September, 2004; The Mutual Fund Agreement between MFD and a trust institution effective May 2002; Mutual Fund Agreement; Supplement to Mutual Fund Agreement; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement; Notice of Amendment to Dealer or Mutual Fund Agreement effective March 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement. (14)

8	(a)	Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (2)

	(b)	Amendment to Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002. (10)

	(c)	Retirement Benefit Deferral Plan, dated July 1, 2002. (15)

	(d)	Amended and Restated Trustee Fee Deferral Plan for MFS Strategic Growth Fund, dated December 11, 2001. (18)

9	(a)	Master Custodian Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (27)

	(b)	Fund Accounting Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (27)

10	(a)	Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 1, 1997, and Amended and Restated, effective April 25, 2006. (22)

	(b)	Exhibit A, revised as of January 23, 2007, to the Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, amended to include R Shares to MFS Cash Reserve Fund. (27)

	(c)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective June 25, 2006. (13)

	(d)	Exhibit A, dated July 26, 2006, to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, updated to include MFS Sector Rotational Fund. (13)

	(e)	Exhibit B to the Plan pursuant to Rule 18f3(d) under the Investment Company Act of 1940, dated June 25, 2006. (13)

11		Opinion of Susan Newton, including consent, dated March 8, 2007; filed herewith.

12		Form of Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by amendment.

13	(a)	Shareholder Servicing Agent Agreement, dated September 10, 1986. (8)

	(b)	Amendment to Exhibit B to Shareholder Servicing Agent Agreement to amend fee schedule, dated April 1, 2003. (9)

	(c)	Amendment to Shareholder Servicing Agreements, dated February 22, 2005. (21)

	(d)	Master Administrative Services Agreement dated March 1, 1997, as amended and restated August 1, 2006. (24)

	(e)	Master 529 Administrative Service Agreement, dated August 1, 2002. (17)

	(f)	Addendum, dated October 16, 2002, to the Master 529 Administrative Services Agreement. (17)

	(g)	Exhibit A, dated July 20, 2004, to the Master 529 Administrative Services Agreement. (16)

	(h)	Master Class R Plan Administration and Service Agreement, as of April 1, 2005. (23)

	(i)	Exhibit A, dated July 26, 2005, to the Master Class R Plan Administration and Service Agreement. (6)

14		Consent of Ernst & Young LLP on behalf of MFS Core Growth Fund and MFS Strategic Growth Fund; filed herewith.

15		Not applicable

16	(a)	Power of Attorney (Maria Dwyer and Tracy Atkinson), dated February 27, 2007; filed herewith.

	(b)	Power of Attorney (Trustees), dated February 27, 2007; filed herewith.

17	(a)	MFS Core Growth Fund’s Prospectus and Statement of Additional Information, dated January 1, 2007. (3)

	(b)	MFS Core Growth Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2006. (5)

	(c)	MFS Strategic Growth Fund’s Prospectus and Statement of Additional Information, dated January 1, 2007. (3)

(d)	MFS Strategic Growth Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2006. (5)

(1)                Incorporated by reference to the Registrant’s Post-Effective Amendment No. 20 filed with the SEC via EDGAR on March 30, 1995.

(2)                Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.

(3)                Incorporated by reference to Registrant’s Form 497 (c) filed with the SEC via EDGAR on January 3, 2007.

(4)                Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 30, 2002.

(5)                Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on November 3, 2006.

(6)                Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.

(7)                Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed with the SEC via EDGAR on October 27, 2006.

(8)                Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 17, 1995.

(9)                Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.

(10)          Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(11)          Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed with the SEC via EDGAR on December 29, 2005.

(12)          Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.

(13)          Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 2 filed with the SEC via EDGAR on August 25, 2006.

(14)          Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006

(15)          Incorporated by reference to Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on August 28, 2002.

(16)          Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.

(17)          Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.

(18)          Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 70 filed with the SEC via EDGAR on March 26, 2002.

(19)          Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.

(20)          Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(21)          Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 10, 2005.

(22)          Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.

(23)          Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.

(24)          Incorporated by reference to MFS Series Trust XII (File No. 333-1380131) Pre-Effective Amendment filed with the SEC via EDGAR on October 16, 2006.

(25)          Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 filed with the SEC via EDGAR on March 31, 2005.

(26)          Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.

(27)          Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed with the SEC via EDGAR on January 29, 2007.

Item 17.                                                    UNDERTAKINGS

(a)                                  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)                                 The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)                                  The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 8th day of March 2007.

MFS® SERIES TRUST I

By:	MARIA F. DWYER*
Name: Maria F. Dwyer
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on March 8, 2007.

SIGNATURE	TITLE

MARIA F. DWYER*	President (Principal Executive Officer)
Maria F. Dwyer

TRACY A. ATKINSON*	Principal Financial and Accounting Officer
Tracy A. Atkinson

ROBERT E. BUTLER*	Trustee
Robert E. Butler

LAWRENCE H. COHN*	Trustee
Lawrence H. Cohn

DAVID H. GUNNING*	Trustee
David H. Gunning

WILLIAM R. GUTOW*	Trustee
William R. Gutow

MICHAEL HEGARTY*	Trustee
Michael Hegarty

J. ATWOOD IVES*	Trustee
J. Atwood Ives

ROBERT J. MANNING*	Trustee
Robert J. Manning

LAWRENCE T. PERERA*	Trustee
Lawrence T. Perera

ROBERT C. POZEN*	Trustee
Robert C. Pozen

J. DALE SHERRATT*	Trustee
J. Dale Sherratt

LAURIE J. THOMSEN*	Trustee
Laurie J. Thomsen

ROBERT W. UEK*	Trustee
Robert W. Uek

	*By:	SUSAN S. NEWTON
	Name:	Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of
those indicated pursuant to (i) a Power of
Attorney, dated February 27, 2007 (Atkinson
and Dwyer); filed herewith and (ii) a Power of
Attorney, dated February 27, 2007 (Trustees);
filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT

4		Form of Plan of Reorganization; included as Exhibit A to MFS Core Growth Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

11		Opinion of Susan Newton, including consent, dated March 8, 2007.

14		Consent of Ernst & Young LLP.

16	(a)	Power of Attorney (Dwyer and Atkinson)

	(b)	Power of Attorney (Trustees)